                                                                    EXHIBIT 10.7

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                      MASTER LOAN AND SECURITY AGREEMENT


                         _____________________________



                           Dated as of July 20, 1999

                        ______________________________


                       NEW CENTURY MORTGAGE CORPORATION
                                      and

                            NC CAPITAL CORPORATION
                                 as Borrowers


                                      and


                   PAINE WEBBER REAL ESTATE SECURITIES INC.
                                   as Lender

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                               TABLE OF CONTENTS

                                                                                     Page
Section 1.  Definitions and Accounting Matters......................................   1
            1.01  Certain Defined Terms.............................................   1
            1.02  Accounting Terms and Determinations...............................  13

Section 2.  Loans, Note and Prepayments.............................................  13
            2.01  Loans.............................................................  13
            2.02  Notes.............................................................  13
            2.03  Procedure for Borrowing...........................................  14
            2.04  Limitation on Types of Loans; Illegality..........................  15
            2.05  Repayment of Loans; Interest......................................  16
            2.06  Mandatory Prepayments or Pledge...................................  16

Section 3.  Payments; Computations; Etc.............................................  17
            3.01  Payments..........................................................  17
            3.02  Computations......................................................  17
            3.03  Requirements of Law...............................................  17

Section 4.  Collateral Security.....................................................  18
            4.01  Collateral; Security Interest.....................................  18
            4.02  Re-registration...................................................  20
            4.03  Further Documentation.............................................  20
            4.04  Changes in Locations, Name, etc...................................  21
            4.05  Lender's Appointment as Attorney-in-Fact..........................  21
            4.06  Performance by Lender of Borrowers' Obligations...................  22
            4.07  Proceeds..........................................................  22
            4.08  Remedies..........................................................  23
            4.09  Registration Rights; Private Sales................................  24
            4.10  Limitation on Duties Regarding Preservation of Collateral.........  24
            4.11  Powers Coupled with an Interest...................................  25
            4.12  Release of Security Interest......................................  25

Section 5.  Conditions Precedent....................................................  25
            5.01  Initial Loan......................................................  25
            5.02  Initial and Subsequent Loans......................................  26

Section 6.  Representations and Warranties..........................................  29
            6.01  Existence.........................................................  29
            6.02  Financial Condition...............................................  30
            6.03  Litigation........................................................  30
            6.04  No Breach.........................................................  30
            6.05  Action............................................................  31
            6.06  Approvals.........................................................  31
            6.07  Margin Regulations................................................  31
            6.08  Taxes.............................................................  31
            6.09  Investment Company Act............................................  31
            6.10  Collateral; Collateral Security...................................  31
            6.11  Chief Executive Office............................................  32
            6.12  Location of Books and Records.....................................  32

            6.13  [Reserved]........................................................  32
            6.14  True and Complete Disclosure......................................  33
            6.15  Tangible Net Worth................................................  33
            6.16  ERISA.............................................................  33
            6.17  Governing Agreements..............................................  33
            6.18  Securities Information............................................  33

Section 7.  Covenants of the Borrowers..............................................  34
            7.01  Financial Statements..............................................  34
            7.02  Litigation........................................................  35
            7.03  Existence, etc....................................................  36
            7.04  Prohibition of Fundamental Changes................................  36
            7.05  Borrowing Base Deficiency.........................................  36
            7.06  Notices...........................................................  36
            7.07  Underwriting Guidelines...........................................  37
            7.08  Transactions with Affiliates......................................  37
            7.09  Limitation on Liens...............................................  37
            7.10  Limitation on Guarantees..........................................  38
            7.11  Limitation on Distributions.......................................  38
            7.12  Maintenance of Tangible Net Worth.................................  38
            7.13  Maintenance of Ratio of Total Indebtedness to Tangible Net Worth..  38
            7.14  Maintenance of Profitability......................................  38
            7.15  Servicer; Servicing Tape..........................................  38
            7.16  Required Filings..................................................  38
            7.17  No Adverse Selection..............................................  39
            7.18  Remittance of Prepayments.........................................  39
            7.19  Governing Agreements..............................................  39
            7.20  Rights and Payments under Pledged Securities......................  39
            7.21  Voting Rights.....................................................  39
            7.22  Other Information.................................................  39
            7.23  Provision of Escrow Instruction Letter............................  39
            7.24  U.S. Bank Compliance Certificates.................................  39
            7.25  Collection Account................................................  40

Section 8.  Events of Default.......................................................  40

Section 9.  Remedies Upon Default...................................................  42

Section 10. No Duty of Lender.......................................................  42

Section 11. Securitization Transactions.............................................  43
            11.01 Exclusive Option..................................................  43
            11.02 Fees..............................................................  44
            11.03 Information.......................................................  44
            11.04 Option Breakage Fee...............................................  45

Section 12. Miscellaneous...........................................................  45
            12.01 Waiver............................................................  45
            12.02 Notices...........................................................  45
            12.03 Indemnification and Expenses......................................  46
            12.04 Amendments........................................................  47

           12.05  Successors and Assigns............................................  47
           12.06  Survival..........................................................  47
           12.07  Captions..........................................................  47
           12.08  Counterparts......................................................  47
           12.09  Loan Agreement Constitutes Security Agreement; Governing Law......  47
           12.10  SUBMISSION TO JURISDICTION; WAIVERS...............................  47
           12.11  Waiver of Jury Trial..............................................  48
           12.12  Acknowledgments...................................................  48
           12.13  Hypothecation or Pledge of Collateral.............................  48
           12.14  Servicing.........................................................  49
           12.15  Periodic Due Diligence Review.....................................  50
           12.16  Set-Off...........................................................  51
           12.17  Intent............................................................  51
           12.18  Confidential Information..........................................  51

                                   SCHEDULES
     SCHEDULE 1  Representations and Warranties for Eligible Mortgage Loans
     SCHEDULE 2  Representations and Warranties for Eligible Securities
     SCHEDULE 3  Filing Jurisdictions and Offices
     SCHEDULE 4  Option Breakage Fee Collateral Value and Applicable Margin

                                   EXHIBITS
     EXHIBIT A   Form of Promissory Note
     EXHIBIT B   Form of Custodial Agreement
     EXHIBIT C   Form of Opinion of Counsel to Borrowers
     EXHIBIT D   Form of Notice of Request for Borrowing and Pledge
     EXHIBIT E-1 Form of Borrowers' Release Letter
     EXHIBIT E-2 Form of Warehouse Lender's Release Letter
     EXHIBIT F   Form of Blocked Account Agreement
     EXHIBIT G   Form of Servicer Notice
     EXHIBIT H   Form of Instruction Letter
     EXHIBIT I   Form of Mortgage Note
     EXHIBIT J   Underwriting Guidelines
     EXHIBIT K   Form of Contribution Agreement

                       MASTER LOAN AND SECURITY AGREEMENT

          MASTER LOAN AND SECURITY AGREEMENT, dated as of July 20, 1999 (the "Loan Agreement"), between NEW CENTURY MORTGAGE CORPORATION, a California
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corporation ("New Century"), NC CAPITAL CORPORATION, a California corporation
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("NCCC" and, together with New Century, the "Borrowers"), and PAINE WEBBER REAL
------                                       ---------
ESTATE SECURITIES INC., a Delaware corporation (the "Lender").
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                                    RECITALS

          The Borrowers have requested that the Lender from time to time make, at the Lender's sole discretion, revolving credit loans to them to finance the Eligible Securities and certain residential mortgage loans owned by any Borrower. The Lender is prepared to consider making such loans upon the terms and conditions hereof. Accordingly, the parties hereto agree as follows.

Section 1. Definitions and Accounting Matters.
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           1.01   Certain Defined Terms. As used herein, the following terms
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shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular to have the same meanings when used in the plural and vice versa):

           "Adjusted Net Worth" shall mean, with respect to the Borrowers at a
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particular date, the Consolidated Net Worth of the Borrowers, minus no more than 100% of the following amounts: (a) advances or loans to shareholders, officers or Affiliates of the Borrowers; (b) investments in Affiliates of the Borrowers which are not consolidated with the Borrowers; (c) without duplication, assets pledged to secure any liabilities not included in the Indebtedness of the Borrowers; (d) goodwill, including any amounts (however designated on the balance sheet) representing the cost of acquisitions of Subsidiaries in excess of underlying tangible assets; (e) patents, trademarks, copyrights; (f) leasehold improvements not recoverable at the expiration of a lease; (g) deferred charges (including, but not limited to, unamortized debt discount and expense, organization expenses and experimental and development expenses, but excluding prepaid expenses); (h) other investments which do not have a readily available market value; (i) real estate owned (REO) or loans repurchased by the Borrowers due to breaches of representations or warranties under other lending or purchase agreements; (j) capitalized mortgage servicing rights; (k) such other assets which would be deemed by HUD not to be acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Audit of Approved Non-Supervised Mortgagees"; and (l) other assets deemed unacceptable by the Lender in its sole reasonable discretion; plus value given for the Borrowers' servicing portfolios at a market multiple deemed reasonable by the Lender.

           "Affiliate" shall mean with respect to any Person, any "affiliate" of
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such Person as such term is defined in the Bankruptcy Code in effect from time to time.

           "Applicable Collateral Percentage" shall mean, with respect to any
            --------------------------------
Eligible Mortgage Loan or Eligible Security, a percentage to be determined by the Lender in its sole discretion; provided that (i) the Applicable Collateral Percentage of any Eligible Securities pledged hereunder shall be (a) reduced to not more than 40% for any Eligible Security pledged for more than 6 months and (b) reduced at least a further 1.5% each month thereafter that such Eligible Security continues to be pledged hereunder (ii) the Applicable Collateral Percentage shall be 85% with respect to each eligible Mortgage Loan in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of 59 days (without regard to any applicable grace periods), to each and (iii) the Applicable Collateral Percentage shall be deemed to be zero with respect to (1) each Eligible Mortgage Loan which is a Wet-Ink Mortgage Loan for which the Custodian has failed to receive the related Mortgage Loan Documents by the seventh (7/th/) Business Day following the applicable Funding Date, (2) each Eligible Mortgage Loan which is both a Wet-Ink Mortgage Loan and a Borrower Refinanced Loan, for which the Custodian has failed to receive facsimile copies of the related Mortgage, Mortgage Note, and Assignment of Mortgage by the first (1/st/) Business Day following the applicable Funding Date or (3) which is an Eligible Mortgage Loan which remains pledged to the Lender hereunder for more than 180 days after the first Funding Date therefor; provided further, that notwithstanding anything herein to the contrary, such amounts shall be determined in the Lender's sole discretion and shall not be binding on the Lender in determining the Applicable Collateral Percentage.

          "Applicable Margin" shall mean with respect to any Eligible Mortgage
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Loans and Eligible Securities, a percentage to be determined by the Lender in its sole discretion.

          "Assignment of Mortgage" shall mean, with respect to any Mortgage, an
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assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment and pledge of the Mortgage.

          "Bankruptcy Code" shall mean the United States Bankruptcy Code of
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1978, as amended from time to time.

          "Blocked Account Agreement" shall mean an agreement between the
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Servicer, the Borrowers and the Lender substantially in the form of Exhibit F hereto, as the same may be amended, supplemented or otherwise modified from time to time, in which the Servicer acknowledges the Lender's lien on the Collection Account, and agrees that, in the event that it receives notice that an Event of Default hereunder has occurred and until such notice is rescinded by the Lender, the Servicer shall only withdraw funds from the Collection Account on instruction from the Lender, and which constitutes notice pursuant to Section 9302 of the California Commercial Code of the Lender's security interest in the Collection Account, which notice is intended to satisfy the requirements of such section.

          "Borrower Refinanced Loan" shall mean an Eligible Mortgage Loan made
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by a Borrower to a Mortgagor, the proceeds of which are used to pay indebtedness owed by such Mortgagor to, and release the lien of an existing Mortgage in favor of, a Borrower.

          "Borrowers" shall have the meaning provided in the heading hereof.
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          "Borrowing Base" shall mean the aggregate Collateral Value of all
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Eligible Mortgage Loans and any Eligible Securities.

          "Borrowing Base Deficiency" shall have the meaning provided in Section
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2.06 hereof.

          "Breakage Fee" shall mean an amount equal to the sum of (a) the
           ------------
interest accrued on an "actual/360" basis, on the principal balance of any Loan (or portion thereof) prepaid, for the period commencing on the date such Loan is prepaid through the earlier to occur of the next Monthly Payment Date or the related Maturity Date immediately following the date of such prepayment, at a rate equal to the Eurodollar Rate plus the Applicable Margin, plus (b) with respect to any voluntary prepayment, interest accrued on an "actual/360" basis, on the principal balance of any Loan (or portion thereof) prepaid, for the period commencing on the date such Loan is prepaid through the earlier to occur of the next Monthly Payment Date or the related Maturity Date immediately following the date of such prepayment, at a rate equal to the excess, if any of:
(1) the rate of the Eurodollar Rate plus the Applicable Margin , determined as of the first day of the Interest Period during which such prepayment occurred and (2) the rate of the Eurodollar Rate plus the Applicable Margin as of the date such Loan is prepaid, and (c) in any case, all reasonable losses, expenses and liabilities that arise from prepayment of such Loan, including without limitation, any loss and expense on liabilities incurred by reason of liquidating or reemployment of deposits or other funds required by us to fund your Loan.

          "Business Day" shall mean any day other than (i) a Saturday or Sunday
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or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

          "Capital Lease Obligations" shall mean, for any Person, all
           -------------------------
obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Loan Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time.

          "Collateral" shall have the meaning provided in Section 4.01(b)
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hereof.

          "Collateral Value" shall mean, (1) with respect to each Eligible
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Security, the Applicable Collateral Percentage multiplied by the Market Value of the Eligible Security, and (2) with respect to each Eligible Mortgage Loan, the lesser of (a) the Applicable Collateral Percentage of the Market Value of such Eligible Mortgage Loan, and (b) a percentage (to be determined by the Lender in its sole discretion) of the principal balance of such Eligible Mortgage Loan, provided, that, the following additional limitations on Collateral Value apply:

               (i) the aggregate Collateral Value of Eligible Mortgage Loans that are Delinquent Mortgage Loans may not exceed $15,000,000;

               (ii) the aggregate Collateral Value of Eligible Securities may not exceed $30,000,000;

               (iii) the aggregate Collateral Value of Eligible Mortgage Loans that are Wet-Ink Mortgage Loans may not exceed $30,000,000 ;

               (iv) the Collateral Value shall be deemed to be zero with respect to each Eligible Mortgage Loan or with respect to each Eligible Security, as applicable (1) in respect of which there is a breach of a representation and warranty set forth on Schedule 1 or Schedule 2 (assuming each representation and warranty is made as of the date Collateral Value is determined), as applicable, (2) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of 89 days (without regard to any applicable grace periods), (3) which has been released from the possession of the Custodian under the Custodial Agreement to the Borrower for a period in excess of 14 days, or
     (4) which exceed the limitations on Collateral Value set forth in (i) through (iii) above; and

               (v)   notwithstanding the limitations set forth in (i), (ii),
     (iii) and (iv) above, the Lender and Borrowers may by mutual agreement exceed the limitations set forth in (i), (ii) and (iii).

          "Collection Account" shall mean one or more accounts established by
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the Servicer subject to a security interest in favor of the Lender and to the Blocked Account Agreement, into which (i) all Collections shall be deposited by the Servicer and (ii) the applicable trustee shall be instructed to remit all Collections with respect to the Eligible Securities.

          "Collections" shall mean, collectively, (i) all collections and
           -----------
proceeds on or in respect of the Eligible Mortgage Loans pledged to the Lender hereunder, excluding collections required to be paid to the Servicer or a mortgagor on the Eligible Mortgage Loans and (ii) cash dividends or distributions or any monies distributed on account of any Eligible Securities pledged to the Lender hereunder.

          "Consolidated Net Worth" shall mean all amounts which would be
           ----------------------
included under shareholders' equity on a consolidated balance sheet of the Borrowers in accordance with GAAP as at such date.

          "Contribution Agreement" shall mean an agreement between the Borrowers
           ----------------------
and the Lender substantially in the form of Exhibit K hereto, as the same may be amended, supplemented or otherwise modified from time to time.

          "Custodial Agreement" shall mean the Custodial Agreement, dated as of
           -------------------
the date hereof, among the Borrowers, the Custodian and the Lender, substantially in the form of Exhibit B hereto, as the same shall be modified and supplemented and in effect from time to time.

          "Custodian" shall mean U.S. Bank National Association, as custodian
           ---------
under the Custodial Agreement, and its successors and permitted assigns thereunder.

          "Default" shall mean an Event of Default or an event that with notice
           -------
or lapse of time or both would become an Event of Default.

          "Delinquent Mortgage Loan" shall mean a Mortgage Loan which is more
           ------------------------
than 29 days, but less than or equal to 89 days delinquent (without regard to any applicable grace period).

          "Dollars" and "$" shall mean lawful money of the United States of
           -------
America.

          "Due Diligence Review" shall mean the performance by the Lender of any
           --------------------
or all of the reviews permitted under Section 12.15 hereof with respect to any or all of the Eligible Mortgage Loans or Eligible Securities, as desired by the Lender from time to time.

          "Effective Date" shall mean the date upon which the conditions
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precedent set forth in Section 5.01 shall have been satisfied.

          "Eligible Mortgage Loan" shall mean a Mortgage Loan, including a Wet-
           ----------------------
Ink Mortgage Loan, which is secured by a first or a second mortgage lien on a one-to-four family residential property, an individual condominium unit in a low-rise or high-rise condominium project, or an individual unit in a planned unit development or a de minimis planned unit development which has been originated and serviced in accordance with the Underwriting Guidelines as to which the representations and warranties in Section 6.10 and Schedule 1 hereof are correct.

          "Eligible Security" shall mean any residual mortgage backed
           -----------------
certificates delivered by the Borrowers to the Lender in form acceptable to the Lender, issued in connection with a Securitization Transaction for which the Lender or its Affiliate acted as lead or managing underwriter or placement agent with respect to the issuance thereof, in an amount not to exceed the aggregate amount of bonds allocated to the Lender or its Affiliate with respect to such Securitization Transaction.

          "Eligible Security File" shall mean, with respect to any Eligible
           ----------------------
Security pledged to the Lender hereunder: (i) the original Eligible Security,
(ii) the related Governing Agreements, (iii) an Instruction Letter in connection with the Eligible Security and (iv) any other documents which the Lender may in good faith request.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

          "ERISA Affiliate" shall mean any corporation or trade or business that
           ---------------
is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which any of the Borrowers is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which any of the Borrowers is a member.

          "Escrow Instruction Letter" shall mean the Escrow Instruction Letter
           -------------------------
from any Borrower to the Settlement Agent, in the form of Annex 16 to the Custodial Agreement as the same may be modified, supplemented and in effect from to time.

          "Eurodollar Rate" shall mean, with respect to each Interest Period a
           ---------------
Loan is outstanding, the rate per annum equal to the rate appearing at page 5 of the Telerate Screen as one-month LIBOR on the first day of such Interest Period, and if such rate shall not be so quoted, the rate per annum at which the Lender is offered Dollar deposits at or about 9:00 A.M., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Loans are then being conducted for delivery on such day for a period of 30 days and in an amount comparable to the amount of the Loans to be outstanding on such day. The Eurodollar Rate shall be reset by the Lender as described above and the Lender's determination of Eurodollar Rate shall be conclusive upon the parties absent manifest error on the part of the Lender.

          "Event of Default" shall have the meaning provided in Section 8
           ----------------
hereof.

          "Existing Financing Documents" shall mean the U.S. Bank Financing
           ----------------------------
Documents, the Greenwich Capital Financing Documents and the Salomon Financing Documents.

          "Federal Funds Rate" shall mean, for any day, the weighted average of
           ------------------
the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three federal funds brokers of recognized standing selected by it.

          "Funding Date" shall mean the date on which a Loan is made hereunder.
           ------------

          "GAAP" shall mean generally accepted accounting principles as in
           ----
effect from time to time in the United States.

          "Governing Agreements" shall mean with respect to each Eligible
           --------------------
Security, any agreements which govern the issuance and the payment of such Eligible Security, including, without limitation, any pooling and servicing agreement, indenture or servicing agreement.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the respective Borrower, any of its Subsidiaries or any of its properties.

          "Greenwich Capital Financing Documents" shall mean (i) Master Loan and
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Security Agreement, dated as of June 23, 1999, by and between NCCC and Greenwich Capital Financial Products, Inc., (ii) Residual Financing Facility Agreement, dated as of June 23, 1999, by and between NCCC and Greenwich Capital Financial Products, Inc., (iii) the Custodial Agreement, dated as of June 23, 1999 by and among NCCC, U.S. Bank National Association and Greenwich Capital Financial Products, Inc., (iv) the Affiliate Guaranty, dated as of June 23, 1999, made by New Century and New Century Financial Corporation in favor of Greenwich Capital Financial Products, Inc. and (v) all other documents or agreements executed in connection therewith, or replacement facilities with substantially similar terms (including, but not limited to, amounts and rates) with financial institutions approved by the Lender, provided, that in no event shall broker-dealers or their Affiliates be acceptable financial institutions.

          "Guarantee" shall mean, as to any Person, any obligation of such
           ---------
Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property, to the extent required by the Lender. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.

          "HUD" shall mean the Department of Housing and Urban Development, or
           ---
any successor thereto.

          "Indebtedness" shall mean, for any Person: (a) obligations created,
           ------------
issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements, sale/buy back agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner.

          "Instruction Letter" shall mean an instruction letter in the form of
           ------------------
Exhibit H hereto.

          "Interest Period" shall mean, with respect to any Loan, (i) initially,
           ---------------
the period commencing on the Funding Date with respect to such Loan and ending on the earlier of the related Maturity Date or the second Business Day of the next succeeding month, and (ii) thereafter, each period commencing on the second Business Day of a month and ending on the earlier of the related Maturity Date or the second Business Day of the next succeeding month.

          "Interest Rate Protection Agreement" shall mean, with respect to any
           ----------------------------------
or all of the Eligible Mortgage Loans, any short sale of US Treasury Security, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by the respective Borrower, and acceptable to the Lender.

          "Lender" shall have the meaning provided in the heading hereto.
           ------

          "Lien" shall mean any mortgage, lien, pledge, charge, security
           ----
interest or similar encumbrance.

          "Loan" shall have the meaning provided in Section 2.01(a) hereof.
           ----

          "Loan Agreement" shall mean this Master Loan and Security Agreement,
           --------------
as the same may be amended, supplemented or otherwise modified from time to time.

          "Loan Documents" shall mean, collectively, this Loan Agreement, the
           --------------
Note, the Custodial Agreement, and the Blocked Account Agreement.

          "Market Value" shall mean, as of any date in respect of an Eligible
           ------------
Mortgage Loan and any Eligible Security, the price at which such Eligible Mortgage Loan or Eligible Security could readily be sold as determined in the Lender's sole discretion using its reasonable business judgment, taking into account the level of interest rates, the financial condition of the Borrowers, the characteristics of such Eligible Mortgage Loan or such Eligible Security, as applicable, and general market conditions, which price may be determined to be zero. The Lender's determination of Market Value shall be conclusive upon the parties absent manifest error on the part of the Lender.

          "Material Adverse Effect" shall mean a material adverse effect on (a)
           -----------------------
the Property, business, operations, financial condition or prospects of either of the Borrowers, (b) the ability of either of the Borrowers to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or (f) the Collateral.

          "Maturity Date" shall mean  such date as is determined by the Lender
           -------------
in its sole discretion, or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

          "Maximum Credit" shall mean initially $300 million and thereafter an
           --------------
amount notified by the Lender to the Borrowers from time to time (and reflected in an endorsement to the Note) as the Maximum Credit, taking into account the Adjusted Net Worth of the Borrowers but determined by the Lender in its sole discretion.

          "Monthly Payment Date" shall mean the second (2nd) Business Day.
           --------------------

          "Mortgage" shall mean the mortgage, deed of trust or other instrument
           --------
securing a Mortgage Note, which creates a first or second lien on the fee in real property securing the Mortgage Note.

          "Mortgage File" shall have the meaning assigned thereto in the
           -------------
Custodial Agreement.

          "Mortgage Loan" shall mean a mortgage loan acquired from a Qualified
           -------------
Originator with either an "A", "A-" or "B/C" credit history which is underwritten in accordance with the Underwriting Guidelines, which the Custodian has been instructed to hold for the Lender pursuant to the Custodial Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note and related Mortgage and (ii) all right, title and interest of each of the Borrowers in and to the Mortgaged Property covered by such Mortgage.

          "Mortgage Loan Documents" shall mean, with respect to an Eligible
           -----------------------
Mortgage Loan, the documents comprising the Mortgage File for such Eligible Mortgage Loan.

          "Mortgage Loan Schedule" shall have the meaning assigned thereto in
           ----------------------
the Custodial Agreement.

          "Mortgage Loan Schedule and Exception Report" shall have the meaning
           -------------------------------------------
assigned thereto in the Custodial Agreement.

          "Mortgage Loan Tape" shall mean a computer-readable file containing
           ------------------
information with respect to each Eligible Mortgage Loan, to be delivered by the Borrowers to the Lender pursuant to Section 2.03(a) hereof which tape fields are identified on Annex I to the Custodial Agreement.

          "Mortgage Note" shall mean the original executed promissory note or
           -------------
other evidence of the indebtedness of a mortgagor/borrower with respect to an Eligible Mortgage Loan.

          "Mortgaged Property" shall mean the real property (including all
           ------------------
improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

          "Mortgagor" shall mean the obligor on a Mortgage Note.
           ---------

          "Multiemployer Plan" shall mean a multiemployer plan defined as such
           ------------------
in Section 3(37) of ERISA to which contributions have been or are required to be made by any of the Borrowers or any ERISA Affiliate and that is covered by Title IV of ERISA.

          "Net Income" shall mean, for any period, the aggregate net income of
           ----------
the Borrowers for such period as determined in accordance with GAAP.

          "1934 Act" shall mean the Securities and Exchange Act of 1934, as
           --------
amended.

          "Note" shall have the meaning provided for by Section 2.02(a) hereof.
           ----

          "Option" shall have the meaning provided for by Section 11.01(a)
           ------
hereof.

          "Option Breakage Fee" shall mean an amount equal to (i) 0.1875%
           -------------------
multiplied by (ii) the difference between (a) the aggregate principal balance of all securities issued in a Securitization Transaction for which the Lender or an Affiliate of the Lender is the lead managing underwriter or placement agent during the 12 month period specified in Section 11.04 hereof and (b) $500 million.

          "Optional Market Value Event" shall have the meaning provided for by
           ---------------------------
Section 11.04(b) hereof.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
           ----
entity succeeding to any or all of its functions under ERISA.

          "Person" shall mean any individual, corporation, company, voluntary
           ------
association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

          "Plan" shall mean an employee benefit or other plan established or
           ----
maintained by any of the Borrowers or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

          "Pledged Mortgage Loans" shall have the meaning provided in Section
           ----------------------
4.01(b) hereof.

          "Pledged Securities" shall have the meaning provided in Section 4.01
           ------------------
(b) hereof.

          "Post-Default Rate" shall mean, in respect of any principal of any
           -----------------
Loan or any other amount under this Loan Agreement, the Note or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2.00% per annum plus the Prime Rate.

          "Prime Rate" shall mean the prime rate announced to be in effect from
           ----------
time to time, as published as the average rate in The Wall Street Journal.
                                                  -----------------------

          "Property" shall mean any right or interest in or to property of any
           --------
kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Qualified Originator" shall mean an originator of Eligible Mortgage
           --------------------
Loans reasonably acceptable to the Lender; provided, however, in no event shall PWF Corporation be deemed to be a Qualified Originator unless and until the provisions of Section 5.03 hereof have been satisfied.

          "Release Collateral" shall have the meaning provided in Section
           ------------------
2.03(c) hereof.

          "Regulations T, U and X" shall mean Regulations T, U and X of the
           ----------------------
Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

          "Relevant System" shall mean (a) The Depository Trust Company in New
           ---------------
York, New York, or (b) such other clearing organization or book-entry system as is designated in writing by the Lender.

          "Requirement of Law" shall mean as to any Person, the certificate of
           ------------------
incorporation and by laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer" shall mean, as to any Person, the president, the
           -------------------
vice president, the controller, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person.

          "Salomon Financing Documents" shall mean (i) the Letter Agreement
           ---------------------------
dated as of December 11, 1998, between NCCC, New Century, Salomon Brothers Realty Corp. and Salomon Smith Barney Inc., (ii) the Purchase and Sale Agreement dated as of December 11, 1998, between NCCC, New Century, and Salomon Brothers Realty Corp., and (iii) all other documents or agreements executed in connection therewith, or replacement facilities with substantially similar terms (including, but not limited to, amounts and rates) with financial institutions approved by the Lender, provided, that in no event shall broker-dealers or their Affiliates be acceptable financial institutions.

          "Secured Obligations" shall have the meaning provided in Section
           -------------------
4.01(c) hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Securitization Transaction" shall mean the creation and issuance of
           --------------------------
mortgage backed securities.

          "Servicer" shall have the meaning provided in Section 12.14(c) hereof.
           --------

          "Servicing Agreement" shall have the meaning provided in Section
           -------------------
12.14(c) hereof.

          "Servicing Records" shall have the meaning provided in Section
           -----------------
12.14(b) hereof.

          "Servicing Rights" shall mean any and all of the following: (a) any
           ----------------
and all rights to service the Eligible Mortgage Loans; (b) any payments to or monies received by any Borrower for servicing the Eligible Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Eligible Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of any Borrower thereunder; (e) escrow payments or other similar payments with respect to the Eligible Mortgage Loans and any amounts actually collected by any Borrower with respect thereto; and (f) all accounts and other rights to payment related to any of the property described herein.

          "Settlement Agent" shall mean, with respect to any Loan, the Custodian
           ----------------
under the Custodial Agreement or any other entity approved by the Lender in its sole discretion.

          "Subsidiary" shall mean, with respect to any Person, any corporation,
           ----------
partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          "Tangible Net Worth" shall mean with respect to any Person, as of any
           ------------------
date of determination, the Adjusted Net Worth of such Person, less the adjusted net book value of all assets of such Person (to the extent reflected as an asset in the balance sheet of such Person at such date) which will be treated as intangibles under GAAP, including without limitation, such items as deferred financing expenses, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense; provided, that residual securities shall not be treated as intangibles for purposes of this definition.

          "Test Period" shall have the meaning provided in Section 7.14 hereof.
           -----------

          "Total Indebtedness" shall mean, for any period, the aggregate
           ------------------
Indebtedness of such Borrower during such period less the amount of any nonspecific balance sheet reserves maintained in accordance with GAAP.

          "Trustee" shall mean the Person under the applicable Governing
           -------
Agreement responsible for administering the related Eligible Security.

          "Underwriting Guidelines" shall mean underwriting guidelines of the
           -----------------------
Borrowers attached hereto as Exhibit J, as may be amended from time to time only with the consent of the Lender, at the Lender's sole discretion.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in
           -----------------------
effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          "U.S. Bank Financing Documents" shall mean (i) the Fourth Amended and
           -----------------------------
Restated Credit Agreement, dated as of May 26, 1999, by and between New Century and U.S. Bank National Association, (ii) the Pledge and Security Agreement, dated as of May 29, 1998, by and between New Century and U.S. Bank National Association, (iii) the Servicing Security Agreement, dated as of May 29, 1998, between New Century and U.S. Bank National Association and (iv) all other documents or agreements executed in connection therewith, or replacement facilities with substantially similar terms (including, but not limited to, amounts and rates) with financial institutions approved by the Lender, provided, that in no event shall broker-dealers or their Affiliates be acceptable financial institutions.

          "Wet-Ink Mortgage Loan" shall mean an Eligible Mortgage Loan which is
           ---------------------
pledged to the Lender simultaneously with the origination thereof by the Qualified Originator, which origination is in accordance with the Underwriting Guidelines and is funded in part or in whole with proceeds of a Loan advanced directly to a Settlement Agent and held in escrow pursuant to the Custodial Agreement.

          "Whole Loan Sale" shall mean a sale of Mortgage Loans not involving a
           ---------------
Securitization Transaction.

           1.02  Accounting Terms and Determinations. Except as otherwise
                 -----------------------------------
expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

          Section 2.  Loans, Note and Prepayments.
                      ---------------------------
          2.01  Loans.
                -----

          (a) Subject to fulfillment of the conditions precedent set forth in Sections 5.01 and 5.02 hereof, and provided that no Default shall have occurred and be continuing hereunder, the Lender agrees to consider from time to time the Borrowers' requests that the Lender make, on the terms and conditions of this Loan Agreement, loans to the Borrowers in Dollars secured by Eligible Mortgage Loans and/or Eligible Securities, from and including the Effective Date to and including the termination of this Loan Agreement in an aggregate principal amount at any one time outstanding not exceeding the lesser of (i) the Maximum Credit at such time, and (ii) the Borrowing Base at such time. This Loan Agreement is not a commitment to lend but rather sets forth the procedures to be used in connection with periodic requests for Loans. Each of the Borrowers hereby acknowledges that the Lender is under no obligation to agree to make, or to make, any Loan pursuant to this Loan Agreement.

          (b) Subject to the terms and conditions of this Loan Agreement, during such period the Borrowers may borrow, repay and reborrow hereunder.

          (c) In no event shall a Loan be made when any Default or Event of Default has occurred and is continuing.

          2.02  Notes.
                -----

          (a) The Loans made by the Lender shall be evidenced by a single promissory note executed by each of the Borrowers substantially in the form of Exhibit A hereto (the "Note"), dated the date hereof, payable to the Lender in a
---------              ----
principal amount equal to the aggregate amount of the Loans made pursuant to this Loan Agreement as originally in effect and otherwise duly completed. The Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise.

          (b) The date, amount and interest rate of each Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, endorsed by the Lender on the schedule attached to the Note or any continuation thereof; provided that the failure of the Lender to make any such
                      --------
recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans.

          2.03  Procedure for Borrowing.
                -----------------------

          (a) The Borrowers may request a borrowing hereunder, on any Business Day during the period from and including the Effective Date to and including the termination of this Loan Agreement, by delivering to the Lender, with a copy to the Custodian, a written request for borrowing, substantially in the form of Exhibit D attached hereto, which request must be received by the Lender prior to
---------
2:00 p.m., New York City time, two (2) Business Days prior to the requested Funding Date for any Mortgage Loans which are not Wet-Ink Mortgage Loans, (ii) 6:00 p.m., New York City time, one (1) Business Day prior to the Funding Date for any Eligible Mortgage Loans which are Wet-Ink Mortgage Loans and (iii) 10:00 a.m. New York City time, three (3) Business Days prior to the Funding Date for any Eligible Security. Such request for borrowing shall (i) attach a schedule identifying the Eligible Mortgage Loans which are not Wet-Ink Mortgage Loans or Eligible Securities that the Borrowers propose to pledge to the Lender and to be included in the Borrowing Base in connection with such borrowing, (ii) specify the requested Funding Date, (iii) include a Mortgage Loan Tape containing information with respect to the Eligible Mortgage Loans and Eligible Securities that the Borrowers propose to pledge to the Lender and to be included in the Borrowing Base in connection with such borrowing, and (iv) certify as to the truth and accuracy of the representations and warranties made hereunder as required by Section 5.02(b) hereof .

Upon the Borrowers' request for a borrowing pursuant to Section 2.03(a), the Lender may at its sole option, assuming all conditions precedent set forth in
Section 5.01 and 5.02 have been met and provided no Default shall have occurred and be continuing, make a Loan to the Borrowers on the requested Funding Date in the amount so requested.

          (b) Each of the Borrowers shall release to the Custodian, in the case of any Eligible Mortgage Loan which is not a Wet-Ink Mortgage Loan, and to the Lender, in the case of any Eligible Security, no later than 12:00 p.m., New York City time, two (2) Business Days prior to any Funding Date, the Mortgage Files and the Eligible Security Files, as applicable, pertaining to each such Eligible Mortgage Loan or Eligible Security to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions hereof and of the Custodial Agreement. With respect to each Wet-Ink Mortgage Loan pledged to the Lender and included in the Borrowing Base on a requested Funding Date:

          (i) By no later than 12.00 p.m., New York City time, the Borrowers shall deliver all Mortgage Loan Documents related to all Wet-Ink Mortgage Loans included in the Borrowing Base on such Funding Date and the original Escrow Instruction Letter to the Custodian, for receipt by the Custodian no later than seven (7) Business Days following the Funding Date, and, in the case of any Borrower Refinanced Loan, the Borrower shall deliver facsimile copies of the related Mortgage, Mortgage Note and Assignment of Mortgage by
     12.00 p.m., New York City time no later than one (1) Business Day following the Funding Date); and

          (ii) the Borrowers shall cause the Settlement Agent to send the Custodian a facsimile of the associated Escrow Instruction Letter on each Funding Date.

          (c) Pursuant to the Custodial Agreement, the Custodian shall deliver to the Lender and the Borrowers, no later than 1:30 p.m., New York City time, on a Funding Date (and with respect to each Wet-Ink Mortgage Loan, on the date of receipt and on the Business Day of receipt of the related original Mortgage Loan Documents), a Trust Receipt (as defined in the Custodial Agreement) in respect of all Eligible Mortgage Loans pledged to the Lender on such Funding Date, and a Mortgage Loan Schedule and Exception Report. With respect to an Eligible Security, the Borrowers shall deliver to the Lender no later than 1:30 p.m., New York City time, on the requested Funding Date each Eligible Security, registered in the name of the Lender, to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date. Subject to Sections 2.01 and 5 hereof, such borrowing will then be made available to the Borrowers by the Lender transferring, via wire transfer, to the following account of the Borrowers at U.S. Bank National Association: "New Century Mortgage Collateral Account", ABA 091000022, Account # 173100971378, not later than 5:00 p.m. New York City time on such Funding Date, in the aggregate amount of such borrowing in funds immediately available to the Borrowers with respect to each Pledged Mortgage Loan which is not a Wet-Ink Loan and each Pledged Security; provided
                                                                     --------
that if such Pledged Mortgage Loan or Eligible Security is subject to any prior interest, encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest (any such Eligible Mortgage Loan or Eligible Security "Release Collateral"), the Lender shall make available the portion of such
 ------------------
borrowing relating to such Release Collateral in accordance with the written instructions of the holder of such interest, encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. With respect to each Pledged Mortgage Loan which is a Wet-Ink Mortgage Loan, subject to Sections 2.01 and 5 hereof, such borrowing will then be made available to the Borrowers by the Lender transferring, via wire transfer, to the account of the applicable Settlement Agent in accordance with the instructions set forth in the Escrow Instruction Letter, not later than 5:00 p.m. New York City time on such Funding Date, in the aggregate amount of such borrowing in funds immediately available to the Settlement Agent.

          2.04 Limitation on Types of Loans; Illegality. Anything herein to the
               ----------------------------------------
contrary notwithstanding, if, on or prior to the determination of any Eurodollar Rate and the Applicable Margin:

          (a) the Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar

Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Loans as provided herein; or

          (b) the Lender determines, which determination shall be conclusive, that the relevant rate of interest referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Loans is to be determined is not likely to cover the cost to the Lender of making or maintaining Loans; or

          (c) it becomes unlawful for the Lender to honor its obligation to make or maintain Loans hereunder using a Eurodollar Rate;

then the Lender shall give the Borrowers prompt notice thereof and, so long as such condition remains in effect, the Lender shall be under no obligation to consider making additional Loans, and the Borrowers shall, either prepay all such Loans as may be outstanding or pay interest on such Loans at a rate per annum equal to the Federal Funds Rate plus 4.00%; provided, however, that such prepayment or payment of increased interest rate shall take effect with respect to clause (b) above two Business Days following such notice.

          2.05  Repayment of Loans; Interest.
                ----------------------------

          (a) Each Borrower hereby promises to repay in full on the applicable Maturity Date the then aggregate outstanding principal amount of the Loans.

          (b) Each Borrower hereby promises to pay to the Lender interest on the unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at a rate per annum equal to the Eurodollar Rate plus the Applicable Margin. Notwithstanding the foregoing, each Borrower hereby promises to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Loan and on any other amount payable by any of the Borrowers hereunder or under the Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable monthly in arrears, if applicable, on the second Business Day of each month and for the last month of the Loan Agreement on the second Business Day of such last month and on the related Maturity Date, except that interest payable at the Post-Default Rate shall accrue daily and shall be payable upon such accrual. Upon reasonable request by the Borrowers, the Lender shall give the Borrowers notice of the determination of the interest rate provided herein or any change therein .


          (c) It is understood and agreed that, unless and until a Default shall have occurred and be continuing, the Borrowers shall be entitled to the proceeds of the Eligible Mortgage Loans pledged to the Lender hereunder.

          2.06  Mandatory Prepayments or Pledge.
                -------------------------------

          If at any time the aggregate outstanding principal amount of Loans exceeds the Borrowing Base (a "Borrowing Base Deficiency"), as determined by the
                               -------------------------
Lender and notified to either of the Borrowers on any Business Day, the Borrowers shall no later than one Business Day after receipt of such notice, either prepay the Loans in part or in whole or pledge additional

Eligible Mortgage Loans (which Collateral shall be in all respects acceptable to the Lender) to the Lender, such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Loans does not exceed the Borrowing Base.

          The Borrowers may not prepay Loans hereunder other than as specifically provided herein. In connection with any prepayment of a Loan, the Borrowers shall be required to pay a Breakage Fee to the Lender in addition to any other amounts due hereunder.

          Section 3.  Payments; Computations; Etc.
                      ---------------------------

          3.01 Payments.
               --------

          (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrowers under this Loan Agreement and the Note, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the following account maintained by the Lender: Account No. 930-1-035581, for the account of PaineWebber Conduit Funding, The Chase Manhattan Bank, ABA No. 021000021) not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business
Day). Each of the Borrowers hereby acknowledges that it has no rights of withdrawal from the foregoing account.

          (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

          3.02 Computations. Interest on the Loans shall be computed on the
               ------------
basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

          3.03 Requirements of Law.
               -------------------

          (a) If any Requirement of Law (other than with respect to any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) or any change in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Loan Agreement, the Note or any Loan made by it (excluding net income taxes) or change the basis of taxation of payments to the Lender in respect thereof;

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory Loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, Loans or other extensions of credit by, or any other acquisition of funds by, any office of the Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder;

          (iii)  shall impose on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making, continuing or maintaining any Loan or to reduce any amount due or owing hereunder in respect thereof, then, in any such case, the Borrowers shall promptly pay the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable.

          (b) If the Lender shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, the Borrowers shall promptly pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction.

          (c) If the Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrowers of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by the Lender to the Borrowers shall be conclusive in the absence of manifest error.

          Section 4.  Collateral Security.
                      -------------------

          4.01   Collateral; Security Interest.
                 -----------------------------

          (a) Pursuant to the Custodial Agreement, the Custodian shall hold the Mortgage Loan Documents as exclusive bailee and agent for the Lender pursuant to terms of the Custodial Agreement and shall deliver to the Lender Trust Receipts (as defined in the Custodial Agreement) each to the effect that it has reviewed such Mortgage Loan Documents in the manner and to the extent required by the Custodial Agreement and identifying any deficiencies in such Mortgage Loan Documents as so reviewed.

          (b) All of each of the Borrowers' right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the "Collateral":
                                ----------

                 (i) all Eligible Mortgage Loans identified on a Notice of Request for Borrowing and Pledge delivered by the Borrowers to the Lender ("Pledged Mortgage Loans") and all Servicing Rights thereto;
       ----------------------

                 (ii) all Mortgage Loan Documents, including without limitation all promissory notes, and all Servicing Records (as defined in , and subject to the provisions of, Section 12.14(b) below), servicing agreements and any other collateral pledged or otherwise relating to such Pledged Mortgage Loans, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

               (iii) the Eligible Securities identified on a Notice of Request for Borrowing and Pledge delivered by the Borrowers to the Lender ("Pledged
                                                                         -------
     Securities").
     ----------

               (iv) all securities, moneys, or property representing interest or dividends on any of such Pledged Securities, or representing a distribution in respect of such Pledged Securities or resulting form a split-up, revision, reclassification or like change of such Pledged Securities or otherwise received in exchange therefore, and any subscriptions, warrants, rights or options issued to the holders of, or otherwise in respect of, such Pledged Securities.

               (v)    all Governing Agreements;

               (vi) the documents and certificates comprising the Eligible Security Files including without limitation the original Eligible Securities and any other collateral pledged or otherwise relating to such Eligible Securities, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer storage media, accounting records and other books and records relating thereto;

               (vii) all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to any Pledged Mortgage Loan and all claims and payments thereunder;

               (viii) all other insurance policies and insurance proceeds relating to all of the foregoing or any related Mortgaged Property;

               (ix)   all Interest Rate Protection Agreements;

               (x) the Collection Account and all monies from time to time on deposit in the Collection Account;

               (xi) any purchase agreements covering or relating to any or all of the foregoing;

               (xii) all collateral, however defined, under any other agreement between any of the Borrowers or any of its Affiliates on the one hand and the Lender or any of its Affiliates on the other hand;

               (xiii) all "general intangibles", "accounts" and "chattel paper" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

               (xiv) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

          (c) Each of the Borrowers hereby assigns, pledges and grants a security interest in all of its right, title and interest in, to and under the Collateral to the Lender to secure the repayment of principal of and interest on all Loans and all other amounts owing to the Lender hereunder, under the Note and under the other Loan Documents (collectively, the "Secured Obligations").
                                                       -------------------
Each of the Borrowers agree to mark its respective computer records and tapes to evidence the interests granted to the Lender hereunder.

          (d) On or prior to the applicable Funding Date, the Borrowers shall deliver the related Eligible Securities re-registered in the name of the Lender or other designee of the Lender and the Lender or its other designee shall have all rights of conversions, exchange, subscription and any other rights, privileges and options pertaining to such Pledged Securities as the owner thereof, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary transfer, agent, register or other designated agency upon such terms and conditions as the Lender may determine.

          (e) The Lender, as "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) with respect to the Pledged Securities, shall be entitled to receive all cash dividends and distributions paid in resect thereof. Any such dividends or distributions received by the Borrowers shall be promptly remitted to the Collection Account.

          4.02 Re-registration.
               ---------------

          (a) In connection with the delivery to the Lender, of each certificate representing one or more shares of Pledged Securities pursuant to
Section 4.01 above, the Borrowers shall deliver such Pledged Securities re-registered in the Lender's name (or in such name as the Lender may designate).

          (b) The Borrowers shall cause any amounts paid under any Pledged Security to be remitted to the Lender in accordance with the instructions set forth on Exhibit H hereto.
         ---------

          (c) Concurrently with the delivery to the Lender of each certificate representing one or more shares of Pledged Securities pursuant to Section 4.01 above, (A) the Borrowers shall have (1) notified the applicable Trustee, in the form of the Instruction Letter attached hereto as Exhibit H, in connection with
                                                  ---------
the related transaction pursuant to which such Pledged Securities were issued, of the pledge of the related Pledged Securities hereunder, and (2) instructed the Trustee to pay all amounts payable to the holders of the Pledged Securities to an account specified by the Lender, and (B) the Trustee shall have acknowledged in writing the instructions set forth in clause (A) above, and a copy of the fully executed Instruction Letter shall be delivered to the Lender.

          4.03 Further Documentation. At any time and from time to time, upon
               ---------------------
the written request of the Lender, and at the sole expense of the Borrowers, the Borrowers will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Each of the Borrowers also hereby authorizes the Lender to file any such financing or continuation statement without the signature of such Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          4.04  Changes in Locations, Name, etc. Each of the Borrowers shall not
                --------------------------------
(i) change the location of its respective chief executive office/chief place of business from that specified in Section 6 hereof or (ii) change its respective name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Lender at least 15 days prior written notice thereof and shall have delivered to the Lender all Uniform Commercial Code financing statements and amendments thereto as the Lender shall request and taken all other actions deemed necessary by the Lender to continue its perfected status in the Collateral with the same or better priority.

          4.05  Lender's Appointment as Attorney-in-Fact.
                ----------------------------------------

          (a) Each of the Borrowers hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Borrower and in the name of such Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, each of the Borrowers hereby gives the Lender the power and right, on behalf of such Borrower, without assent by, but with notice to, such Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

                    (i) in the name of such Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

                    (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

                    (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Borrower with respect to any Collateral;
     (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and such Borrower's expense, at any time, and from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as such Borrower might do.

          Each of the Borrowers hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b) Each of the Borrowers also authorizes the Lender, at any time and from time to time, to execute, in connection with any sale provided for in
Section 4.08 or Section 4.09 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrowers for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

          4.06  Performance by Lender of Borrowers' Obligations. If any of the
                -----------------------------------------------
Borrowers fails to perform or comply with any of its agreements contained in the Loan Documents and the Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrowers to the Lender on demand and shall constitute Secured Obligations.

          4.07  Proceeds. If an Event of Default shall occur and be continuing,
                --------
(a) all proceeds of Collateral received by any of the Borrowers consisting of cash, checks and other near-cash items shall be held by such Borrower in trust for the Lender, segregated from other funds of such Borrower, and shall forthwith upon receipt by such Borrower be turned over to the Lender in the exact form received by such Borrower (duly endorsed by such Borrower to the Lender, if required) and (b) any and all such proceeds received by the Lender (whether from such Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to the Borrowers or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

          4.08  Remedies. If an Event of Default shall occur and be continuing,
                --------
the Lender may, at its option, enter into one or more Interest Rate Protection Agreements covering all or a portion of the Eligible Mortgage Loans pledged to the Lender hereunder, and the Borrowers shall be responsible for all damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against the Lender relating to or arising out of such Interest Rate Protection Agreements; including without limitation any losses resulting from such Interest Rate Protection Agreements. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any of the Borrowers or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as the Lender deems appropriate, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any of the Borrowers, which right or equity is hereby waived or released. Each of the Borrowers hereby further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at such Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including without limitation Section 9-504(1)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Borrowers. To the extent permitted by applicable law, each of the Borrowers hereby waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each of the Borrowers shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.05(b) hereof) if the proceeds of any sale or other disposition of the

Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

          4.09  Registration Rights; Private Sales.
                -----------------------------------

          (a) If the Lender shall determine to exercise its right to sell any or all of the Pledged Securities pursuant to Section 4.08 or Section 4.09 hereof, and if in the opinion of the Lender it is necessary or advisable to have the Pledged Securities, or a portion thereof to be sold, registered under the provisions of the Securities Act, the Borrowers will (i) cause to be executed and delivered all such instruments and documents, and do or cause to be done all such other acts as may be in the opinion of the Lender, necessary or advisable to register the Pledged Securities, or that portion of it to be sold, under the provisions of the Securities Act, and (ii) use its bests efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Securities, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Borrowers agrees to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) The Borrowers recognize that the Lender may be unable to effect a public sale of any or all of the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrowers acknowledge and agree that any such private sale may result in prices and other terms less favorable to the Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Borrowers or any issuer of such Pledged Securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Borrowers or such issuer, as the case may be, would agree to do so.

          4.10  Limitation on Duties Regarding Preservation of Collateral. The
                ---------------------------------------------------------
Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrowers or otherwise.

          4.11  Powers Coupled with an Interest. All authorizations and agencies
                -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          4.12  Release of Security Interest. Upon termination of this Loan
                ----------------------------
Agreement and repayment to the Lender of all Secured Obligations and the performance of all obligations under the Loan Documents the Lender shall release its security interest in any remaining Collateral including the filing of any UCC statements reasonably required to release such interest; provided that if any payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or similar reorganization of any of the Borrowers, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, any of the Borrowers or any substantial part of its respective Property, or otherwise, this Loan Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made.

          Section 5.  Conditions Precedent.
                      --------------------

          5.01  Initial Loan. If the Lender agrees to make a Loan to the
                ------------
Borrowers pursuant to the terms of this Loan Agreement, the obligation of the Lender to make its initial Loan hereunder is additionally subject to the satisfaction, immediately prior to or concurrently with the making of such Loan, of the condition precedent that the Lender shall have received all of the following documents, each of which shall be satisfactory to the Lender and its counsel in form and substance:

          (a)  Loan Documents.  The Loan Documents, duly completed and executed.
               --------------

                    (i)   Note.  The Note, duly completed and executed;
                          ----

                    (ii)  Custodial Agreement. The Custodial Agreement, duly
                          -------------------
     executed and delivered by the Borrowers and the Custodian. In addition, each of the Borrowers shall have taken such other action as the Lender shall have requested in order to perfect the security interests created pursuant to the Loan Agreement;

                    (iii) Blocked Account Agreement. A Blocked Account
                          -------------------------
     Agreement, duly executed by the parties thereto;

                    (iv)  Contribution Agreement. A Contribution Agreement, duly
                          ----------------------
     executed by the parties thereto;

          (b)  Organizational Documents. A good standing certificate and
               ------------------------
certified copies of the charter and by-laws (or equivalent documents) of each of the Borrowers and of all corporate or other authority for each of the Borrowers with respect to the execution, delivery and performance of the Loan Documents and each other document to be delivered by each of the Borrowers from time to time in connection herewith (and the Lender may conclusively rely on such certificate until it receives notice in writing from such Borrower to the contrary);

          (c)  Legal Opinion. A legal opinion of outside counsel to the
               -------------
Borrowers, which, together with a legal opinion of Stergios Theologides, counsel to the Borrowers, is substantially in the form attached hereto as Exhibit C;

          (d)  Mortgage Loan Schedule and Exception Report. A Mortgage Loan
               -------------------------------------------
Schedule and Exception Report, dated the Effective Date, from the Custodian, duly completed;

          (e)  Servicing Agreement(s). Any Servicing Agreement, certified as a
               ----------------------
true, correct and complete copy of the original, with a letter attached thereto acknowledged by the applicable Servicer directing the Servicer to remit all payments on account of the Eligible Mortgage Loans directly to the Lender upon receipt of notice from the Lender of the occurrence of an Event of Default;

          (f)  U.S. Bank Financing Documents.  Copies of the U.S. Bank Financing
               -----------------------------
Documents, certified to be true and complete copies thereof by a Responsible Officer of New Century Mortgage Corporation;

          (g)  Salomon Financing Documents. Copies of the Salomon Financing
               ---------------------------
Documents, certified to be true and complete copies thereof by a Responsible Officer of New Century Mortgage Corporation;

          (h)  Greenwich Capital Financing Documents. Copies of the Greenwich
               -------------------------------------
Capital Financing Documents, certified to be true and complete copies thereof by a Responsible Officer of NCCC;

          (i)  Consents and Waivers. Any and all irrevocable consents and
               --------------------
waivers required under the Existing Financing Documents.

          (j)  Other Documents. Such other documents as the Lender may
               ---------------
reasonably request.

          5.02  Initial and Subsequent Loans. If the Lender agrees to make a
                ----------------------------
Loan to the Borrowers, the making of each Loan to the Borrowers (including the initial Loan) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

          (a) no Default or Event of Default shall have occurred and be continuing;

          (b) both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof, the representations and warranties made by each of the Borrowers in Section 6 hereof, and elsewhere in each of the Loan Documents, shall be true, correct and complete on and as of the date of the making of such Loan in all material respects (in the case of the representations and warranties in Section 6.10 and Schedule 1 or Schedule 2, as applicable, solely with respect to Eligible Mortgage Loans or Eligible Securities included in the Borrowing Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). The Lender shall have received a Notice of Request for Borrowing and Pledge signed by a Responsible Officer of each of the Borrowers, substantially in the form of Exhibit D attached hereto, which shall certify as to the truth, accuracy and completeness of the above, which Notice of Request for Borrowing and Pledge shall specifically include a statement that each of the Borrowers is in compliance with all governmental licenses and authorizations and is qualified to do business and in good standing in all required jurisdictions Loan, and the parties hereto shall complied with Section 2.03 hereof with respect to such Loan.

          (c) the aggregate outstanding principal amount of the Loans shall not exceed the Borrowing Base;

          (d) subject to the Lender's right to perform one or more Due Diligence Reviews pursuant to Section 12.15 hereof, the Lender shall have completed its due diligence review of the Mortgage Loan Documents for each Loan and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Loans as the Lender in its sole discretion deems appropriate to review and such review shall be satisfactory to the Lender in its sole discretion;

          (e) the Lender shall have received from the Custodian a Mortgage Loan Schedule and Exception Report with Exceptions as are acceptable to the Lender in its sole discretion in respect of Eligible Mortgage Loans to be pledged hereunder on such Business Day;

          (f)  (i)   With respect to Eligible Securities that shall be delivered or held in definitive, certificated form, the Borrowers shall deliver to the Lender or its designee the original of the relevant certificate registered in the name of the Lender or its designee, transfer tax stamps, and any other documents or instruments necessary in the opinion of the Lender to create in favor of the Lender a valid, perfected, first priority security interest in such security or other item of investment property to the Lender. Unless otherwise instructed by Lender, any delivery of a security or other item of investment property in definitive, certificated form shall be made to the Lender's designee at the "Address for Notices" specified below its name on the signature pages hereof or thereof.

               (ii) With respect to Eligible Securities that shall be delivered or held in uncertificated form and the ownership of which is registered on books maintained by the issuer thereof or its transfer agent, the Borrowers shall cause the registration of such security or other item of investment property in the name of Lender or its designee and at the request of the Lender, shall take such other and further steps, and shall execute and deliver such documents or instruments necessary in the opinion of the Lender, to create in favor of the Lender a valid, perfected, first priority security interest in the relevant interest granted therein to Lender hereunder.

               (iii) With respect to Eligible Securities that shall be delivered through a Relevant System in book-entry form and credited to or otherwise credited to or held in an Eligible Securities account, the Borrowers shall take such actions necessary to provide instruction to the relevant financial institution or other entity, which instruction shall be sufficient if complied with to create in favor of the Lender a valid, perfected, first priority security interest in the relevant interest granted therein to Lender hereunder. In connection with any account to which the Eligible Securities are credited or otherwise held, each of the Borrowers shall execute and deliver such other and further documents or instruments necessary, in the reasonable opinion of the Lender, to create in favor of the Lender a valid, perfected, first priority security interest in the relevant interest granted therein to Lender hereunder. Any account to which the Eligible Securities are credited or otherwise shall be designated "Paine Webber Real Estate Securities Inc." or such variation thereon as the Lender may direct.

                 (iv) Any delivery of an Eligible Security in accordance with clauses (i) through (iii) above, or any other method acceptable to the Lender, shall be sufficient to cause the Lender to have a perfected, first priority security interest in, and to be the "entitlement holder" (as defined in Section 8-102(a)(7) of the Uniform Commercial Code of the State of the New York (the "UCC")) with respect to the Eligible Securities.
                           ---

          (g) the Lender shall have received from the Borrowers a Warehouse Lender's Release Letter substantially in the form of Exhibit E-2 hereto (or such
                                                     -----------
other form acceptable to the Lender) or a Borrowers Release Letter substantially in the form of Exhibit E-1 hereto (or such other form acceptable to the Lender)
               -----------
covering each Eligible Mortgage Loan to be pledged to the Lender;

          (h) the Lender shall have received from the Borrowers copies of each Servicing Agreement relating to the Eligible Mortgage Loans and the Lender shall have reviewed and approved each such Servicing Agreement in its sole discretion;

          (i) for each Wet-Ink Mortgage Loan which is not a Borrower Refinanced Loan, the Lender shall have received an insured closing letter from all Settlement Agents that are not title insurance companies;

          (j)  none of the following shall have occurred and/or be continuing:

                 (i) an event or events shall have occurred resulting in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by mortgage loans or securities or an event or events shall have occurred resulting in the Lender not being able to finance any Eligible Mortgage Loans and/or Eligible Securities through the "repo market" or "lending market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events;

                 (ii) an event or events shall have occurred resulting in the effective absence of a "securities market" for securities backed by mortgage loans or an event or events shall have occurred resulting in the Lender not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or

                 (iii) there shall have occurred a material adverse change in the "repo market" or comparable "lending market" or in the financial
          -----------                 --------------
     condition of the Lender which effects (or can reasonably be expected to effect) materially and adversely the ability of the Lender to fund its obligations under this Loan Agreement.

          (k)  with respect to each Pledged Security:

                (i) the Lender shall have received each Security to be pledged hereunder on such Business Day registered in the name of the Lender;

                (ii) the Lender shall have received a copy of the executed Governing Agreements governing the Pledged Securities and/or any supplements thereto, and the offering documents related to the Pledged Securities; and

                (iii) Without limitation on the foregoing, no Pledged Securities, whether certificated or uncertificated, shall remain in the name, or possession, of the Borrower or any of its agents or shall be credited to or held in any securities account in the name of the Borrower or any of its agents.

          Each request for a borrowing by the Borrowers hereunder shall constitute a certification by each of the Borrowers that all the conditions set forth in this Section 5 have been satisfied (both as of the date of such request and as of the date of such borrowing).

          5.03  Additional Conditions Regarding PWF Corporation.  Within thirty
                -----------------------------------------------
(30) days of the date hereof, the Borrowers shall provide the Lender with each of the following:

          (i) a copy of an executed flow mortgage loan purchase and sale agreement, dated as of the date hereof (the "PWF Agreement"), between PWF
                                             -------------
Corporation and New Century Mortgage Corporation, in form and substance reasonably acceptable to the Lender and containing customary representations and warranties and related provisions regarding the sale of such Mortgage Loans;

          (ii) an opinion of counsel in form and substance and from an attorney, in both cases, acceptable to the Lender in its sole discretion, that any Mortgage Loans which were originated by PWF Corporation and acquired by a Borrower pursuant to the PWF Agreement would be acquired by the related Borrower in a true and legal sale; and

          (iii) an originally executed pledge agreement by PWF Corporation in favor of the Lender, in form and substance acceptable to the Lender in its sole discretion, relating to any Mortgage Loans originated by PWF Corporation which the Borrowers would seek to pledge in accordance with the terms hereof.

          Section 6.  Representations and Warranties. Each of the Borrowers
                      ------------------------------
represents and warrants to the Lender that throughout the term of this Loan
Agreement:

          6.01  Existence. Each of the Borrowers (a) is a corporation duly
                ---------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect; and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect.

          6.02  Financial Condition. Each of the Borrowers has heretofore
                -------------------
furnished to the Lender a copy of (a) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the fiscal year of such Borrower ended December 31, 1998 and the related consolidated statements of income and retained earnings and of cash flows for such Borrower and its consolidated Subsidiaries for such fiscal period, setting forth in comparative form the figures for the previous year, and with respect to New Century, with the opinion thereon of KPMG Peat Marwick LLP or another nationally recognized accounting firm, and, (b) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the quarterly fiscal period of such Borrower ended March 31, 1999 and the related consolidated statements of income and retained earnings and of cash flows for such Borrower and its consolidated Subsidiaries for such quarterly fiscal period, setting forth in each case in comparative form the figures for the previous quarter. All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial condition of such Borrower and its Subsidiaries and the consolidated results of their operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since March 31, 1999 there has been no material adverse change in the consolidated business, operations or financial condition of such Borrower and its consolidated Subsidiaries taken as a whole from that set forth in said financial statements.

          6.03  Litigation. There are no actions, suits, arbitrations,
                ----------
investigations (including, without limitation, any of the foregoing which are pending or to the Borrowers' knowledge, threatened) or other legal or arbitrable proceedings affecting any of the Borrowers or any of their respective Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim or claims in an aggregate amount greater than $4,000,000.00, (iii) which, individually or in the aggregate, if adversely determined, could reasonably be likely to have a Material Adverse Effect, or (iv) requires filing with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder. Each of the Borrowers is not (i) in violation of any applicable law which violation materially adversely affects or may reasonably be expected to materially adversely affect the business, operations, properties, assets or condition (financial or otherwise) of such Borrower, or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of such Borrower.

          6.04  No Breach. Neither (a) the execution and delivery of the Loan
                ---------
Documents nor (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will (i) conflict with or result in a breach of the charter or by-laws of any of the Borrowers, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority against or binding on the Borrowers, or any Servicing Agreement, or any Governing Agreement or other material agreement or instrument to which any of the Borrowers or any of their respective Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, (ii) constitute a default under any such material agreement or instrument or result in the creation or imposition of any Lien (except for the Liens created pursuant to this Loan Agreement) upon any Property of any of the Borrowers or any of their respective Subsidiaries pursuant to the terms of any such agreement or instrument or (iii) constitute an event of default or an event which, with the passage of time or expiration of any grace period, would constitute an event of default under the Existing Financing Documents.

          6.05  Action. Each of the Borrowers has all necessary corporate or
                ------
other power, authority and legal right to execute, deliver and perform its obligations under each of the Loan Documents; the execution, delivery and performance by such Borrower of each of the Loan Documents have been duly authorized by all necessary corporate or other action on its part; and each Loan Document has been duly and validly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms; except as enforceability may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

          6.06  Approvals. No authorizations, approvals or consents of, and no
                ---------
filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by each of the Borrowers of the Loan Documents or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to this Loan Agreement.

          6.07  Margin Regulations. Neither the making of any Loan hereunder,
                ------------------
nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulations T, U or X.

          6.08  Taxes. Each of the Borrowers and their respective Subsidiaries
                -----
have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of each of the Borrowers and their respective Subsidiaries in respect of taxes and other governmental charges are, in the opinion of such Borrower, adequate.

          6.09  Investment Company Act. None of the Borrowers nor any of their
                ----------------------
respective Subsidiaries are an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          6.10  Collateral; Collateral Security.
                -------------------------------

          (a) None of the Borrowers has assigned, pledged, or otherwise conveyed or encumbered any of the Collateral to any other Person, and immediately prior to the pledge of such Collateral to the Lender, such Borrower was the sole owner of such Collateral and had good and marketable title thereto, and has full right and authority to pledge or assign such Collateral free and clear of all Liens, in each case except for Liens to be released simultaneously with the Liens granted in favor of the Lender hereunder. No Mortgage Loan or Eligible Security pledged to the Lender hereunder was acquired (by purchase or otherwise) by any of the Borrowers from an Affiliate of such Borrower, except for Eligible Mortgage Loans or Eligible Securities purchased from another Borrower. All Mortgage Notes evidencing each Mortgage Loan are substantially in the form of Exhibit I hereto.

          (b) The provisions of this Loan Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of each of the Borrowers in, to and under the Collateral.

          (c) Upon receipt by the Custodian of each Mortgage Note endorsed in blank by a duly authorized officer of such Borrower and receipt by the Lender of each Eligible Security assigned by such Borrower to the Lender, the Lender shall have a fully perfected first priority security interest therein, in the Mortgage Loan or Eligible Security and in the case of a Mortgage Loan, in each of the Borrowers' interests, if any, in the related Mortgaged Property.

          (d) Upon the filing of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrowers as "Debtors", and describing the Collateral, in the jurisdictions and recording offices listed on Schedule 2 attached hereto, the security interests granted hereunder in the Collateral will constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of each of the Borrowers in, to and under such Collateral which can be perfected by filing under the Uniform Commercial Code.

          (e) All of the Pledged Securities have been validly issued, and are fully paid and non-assessable and not subject to preemptive rights, and the Pledged Securities have been offered, issued and sold in compliance with all applicable laws and (A) there are no outstanding rights, options, warrants or agreements for the purchase from, or sale or issuance, in connection with the Pledged Securities; (B) there are no agreements on the part of any of the Borrowers to issue, sell or distribute the Pledged Securities; and (C) none of the Borrowers has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend or make any distribution in respect of the Pledged Securities.

          6.11  Chief Executive Office. On the Effective Date, and during the
                ----------------------
four months immediately preceding the Effective Date, each of the Borrowers' chief executive office and principal place of business is located at 18400 Von Karman, Suite 1000, Irvine, California 92612.

          6.12  Location of Books and Records. The location where each of the
                -----------------------------
Borrowers keeps its respective books and records, including all computer tapes and records relating to the Collateral is (i) its respective chief executive office and (ii) 17701 Cowan Street, Irvine, California 92614.

          6.13  [Reserved].
                ----------

          6.14  True and Complete Disclosure. The information, reports,
                ----------------------------
financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrowers to the Lender in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Borrowers to the Lender in connection with this Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of any of the Borrowers, after due inquiry, that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

          6.15  Tangible Net Worth. On the Effective Date, the aggregate
                ------------------
Tangible Net Worth of the Borrowers is not less than $40,000,000.

          6.16  ERISA. Each Plan to which any of the Borrowers or its respective
                -----
Subsidiaries make direct contributions, and, to the knowledge of each of the Borrowers, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law. No event or condition has occurred and is continuing as to which any of the Borrowers would be under an obligation to furnish a report to the Lender under Section 7.01(d) hereof.

          6.17  Governing Agreements.  All representations and warranties in any
                --------------------
applicable Governing Agreement are true and correct in all material respects as of the date hereof as if made on such date and are incorporated herein by references mutatis mutandis; or any such breach thereof does not have a Material Adverse Effect. No event of default has occurred and is continuing under any Governing Agreement.

          6.18  Securities Information. The information set forth relating to
                ----------------------
the Pledged Securities in the related Notice of Request for Borrowing and Pledge and all other information or data furnished by, or on behalf of, the Borrowers to the Lender with respect to the Pledged Securities is complete, true and correct in all material respects, and the Borrowers hereby acknowledge that Lender has not verified the accuracy of such information or data.

          Section 7.  Covenants of the Borrowers. Each of the Borrowers hereby
                      --------------------------
covenants and agrees with the Lender that, so long as any Loan is outstanding and until payment in full of all Secured Obligations:

          7.01  Financial Statements. Each of the Borrowers shall deliver to the
                --------------------
Lender:

          (a) as soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year of such Borrower, the unaudited consolidated balance sheets of such Borrower and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for such Borrower and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year or quarter, accompanied by a certificate of a Responsible Officer of such Borrower, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of such Borrower and its consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

          (b) as soon as available and in any event within 90 days after the end of each fiscal year of such Borrower, the consolidated balance sheets of such Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such Borrower and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, and, with respect to New Century, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of such Borrower and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

          (c) from time to time such other information regarding the financial condition, operations, or business of such Borrower as the Lender may reasonably request;

          (d)  as soon as reasonably possible, and in any event within thirty
(30) days after a Responsible Officer of such Borrower knows, or with respect to any Plan or Multiemployer Plan to which such Borrower or any of its Subsidiaries makes direct contributions, has reason to believe, that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of such Borrower setting forth details respecting such event or condition and the action, if any, that such Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by such Borrower or an ERISA Affiliate with respect to such event or condition):

                    (i) any reportable event, as defined in Section 4043(c) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including without limitation the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

               (ii) the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by such Borrower or an ERISA Affiliate to terminate any Plan;

               (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by such Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

               (iv) the complete or partial withdrawal from a Multiemployer Plan by such Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by such Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

               (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against such Borrower or any ERISA Affiliate to enforce
     Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

               (vi)  the adoption of an amendment to any Plan that, pursuant to
     Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if such Borrower or an ERISA Affiliate fails to provide timely security to such Plan in accordance with the provisions of said Sections.

          7.02 Litigation. Each of the Borrowers will promptly, and in any event
               ----------
within 10 days after service of process on any of the following, give to the Lender notice of all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting such Borrower or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim or claims in an aggregate amount greater than $4,000,000.00, (iii) which, individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect, or (iv) requires filing with the Securities and Exchange Commission in accordance with the 1934 Act and any rules thereunder.

          7.03  Existence, etc.  Each of the Borrowers will:
                ---------------

          (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this Section 7.03(a) shall prohibit any transaction expressly permitted under Section
7.04 hereof);

          (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect;

          (c) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

          (d) not move its chief executive office from the address referred to in Section 6.11 unless it shall have fulfilled each of the conditions specified in Section 4.04;

          (e) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and

          (f) permit representatives of the Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Lender.

          7.04  Prohibition of Fundamental Changes. Neither of the Borrowers
                ----------------------------------
shall enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, that such Borrower may merge or consolidate with (a) any wholly owned subsidiary of such Borrower, or (b) any other Person if such Borrower is the surviving corporation; and provided further, that if after giving effect thereto, no Default would exist hereunder.

          7.05  Borrowing Base Deficiency. If at any time there exists a
                -------------------------
Borrowing Base Deficiency the Borrowers shall cure same in accordance with
Section 2.06 hereof.

          7.06  Notices.  Each of the Borrowers shall give notice to the Lender:
                -------

          (a) promptly upon receipt of notice or knowledge of the occurrence of any Default or Event of Default;

          (b) with respect to any Eligible Mortgage Loan pledged to the Lender hereunder, immediately upon receipt by such Borrower of any principal prepayment (in full or partial) of such pledged Eligible Mortgage Loan;

          (c) with respect to any Eligible Mortgage Loan pledged to the Lender hereunder, immediately upon receipt of notice or knowledge that the underlying Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the Collateral Value of such pledged Eligible Mortgage Loan;

          (d) promptly upon receipt of notice or knowledge of (i) any default related to any Collateral, (ii) any Lien or security interest (other than security interests created hereby or by the other Loan Documents) on, or claim asserted against, any of the Collateral or (iii) any event or change in circumstances which could reasonably be expected to have a Material Adverse Effect;

          (e) with respect to any Pledged Security, promptly upon receipt of notice or knowledge the occurrence of event of default under any Governing Agreement;

          (f) upon the Borrower borrowing under the U.S. Bank Financing Documents, and, for each month during which any such amounts shall have been borrowed, no later than five Business Days after the end of each such month, a daily tabulation of the amounts so borrowed during such month;

          (g) upon any material amendment to the Existing Financing Documents, any decrease in the gross amount available to be borrowed thereunder, or any change in custodian or custodial arrangements relating thereto; and

          (h) upon any event of default or event which, with the passage of time or expiration of any grace periods, would constitute an event of default under the Existing Financing Documents.

          Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of such Borrower setting forth details of the occurrence referred to therein and stating what action such Borrower has taken or proposes to take with respect thereto.

          7.07  Underwriting Guidelines. None of the Borrowers shall make any
                -----------------------
material amendment or modification to the Underwriting Guidelines without the prior written consent of the Lender, which shall not be unreasonably withheld, and, such Borrower shall promptly deliver to the Lender a complete copy of such amended or modified Underwriting Guidelines.

          7.08  Transactions with Affiliates. None of the Borrowers will enter
                ----------------------------
into any transaction, including without limitation any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Loan Agreement, (b) in the ordinary course of such Borrower's business and (c) upon fair and reasonable terms no less favorable to such Borrower than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this Section 7.08 to any Affiliate. In no event shall any of the Borrowers pledge to the Lender hereunder any Eligible Mortgage Loan acquired by such Borrower from an Affiliate of such Borrower unless such Affiliate is also a Borrower.

          7.09  Limitation on Liens. Each of the Borrowers will defend the
                -------------------
Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Loan Agreement, and each of the Borrowers will defend the right, title and interest of the Lenders in and to any of the Collateral against the claims and demands of all persons whomsoever.

          7.10  Limitation on Guarantees. The Borrowers in the aggregate shall
                ------------------------
not create, incur, assume or suffer to exist any Guarantees in excess of $300,000,000, other than guarantees pursuant to the Existing Financing Documents and under this Agreement which in the aggregate shall not exceed $1,600,000,000.

          7.11  Limitation on Distributions.  Upon the occurrence and during the
                ---------------------------
continuation of any Event of Default under Section 8(a), (b), (f), (g), (h), (k) and (l) hereof, none of the Borrowers shall make any payment on account of, or set apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any equity or partnership interest of such Borrower, whether now or hereafter outstanding, or make any other distribution in respect of the foregoing or to any shareholder or equity owner of such Borrower, either directly or indirectly, whether in cash or property or in obligations of such Borrower or any of such Borrower's consolidated Subsidiaries.

          7.12  Maintenance of Tangible Net Worth. The Borrowers shall not
                ---------------------------------
permit their aggregate Tangible Net Worth to be less than the sum of (i) $40,000,000 plus (ii) an amount equal to 75% of the aggregate or positive Net Income (without deduction for quarterly losses) as measured on a monthly basis (as at the end of each month).

          7.13  Maintenance of Ratio of Total Indebtedness to Tangible Net
                ----------------------------------------------------------
Worth. New Century shall not permit the ratio of aggregate Total Indebtedness to
-----
aggregate Tangible Net Worth of New Century to be greater than (i) 15:1 on an average daily basis as measured as of the last day of each month and (ii) 8:1 as measured as of the last day of each fiscal quarter of New Century.

          7.14  Maintenance of Profitability. The Borrowers shall not permit,
                ----------------------------
for any period of three consecutive fiscal quarters (each such period, a "Test
                                                                          ----
Period"), Net Income for such Test Period, before income taxes for such Test
------
Period and distributions made during such Test Period, to be less than $1.00.

          7.15  Servicer; Servicing Tape. The Borrowers shall provide or cause
                ------------------------
to be provided to the Lender on the twentieth Business Day of each month a computer readable magnetic tape containing servicing information, including without limitation those fields specified by the Lender from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Eligible Mortgage Loans serviced under the Servicing Agreement by any of the Borrowers or any Servicer. None of the Borrowers shall cause the Eligible Mortgage Loans to be serviced by any servicer other than a servicer expressly approved in writing by the Lender. In addition, each of the Borrowers shall promptly, but in no event later than two (2) Business Days after receipt, forward a copy of any information or reports received by such Borrower as the holder or owner of a Pledged Security.

          7.16  Required Filings. Each of the Borrowers shall, promptly provide
                ----------------
the Lender with copies of all documents which such Borrower or any Affiliate of such Borrower is required to file with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder.

          7.17  No Adverse Selection. None of the Borrowers has selected the
                --------------------
Collateral in a manner so as to adversely affect the Lender's interests.

          7.18  Remittance of Prepayments. Each of the Borrowers shall remit,
                -------------------------
with sufficient detail to enable the Lender to appropriately identify the Eligible Mortgage Loan to which any amount remitted applies, to the Lender on each Thursday (or the next Business Day if such Thursday is not a Business Day) all principal prepayments that such Borrower has received during the previous week.

          7.19  Governing Agreements. None of the Borrowers shall amend any
                --------------------
Governing Agreement without first obtaining the written consent of the Lender.

          7.20  Rights and Payments under Pledged Securities. If any of the
                --------------------------------------------
Borrowers shall, as a result of its ownership of Pledged Securities, become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for the Pledged Securities, or otherwise in respect thereof, such Borrower shall accept the same as the Lender's agent, hold the same in trust for the lender and deliver the same forthwith to the Lender in the exact form received, duly indorsed by such Borrower to the Lender, if required, together with an undated bond power covering such certificate duly executed in blank and with, if the Lender so requests, signature guaranteed, to be held by the Lender hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by any of the Borrowers, such Borrower shall, until such money or property is paid or delivered to the Lender as required hereunder, hold such money or property in trust for the Lender, segregated from other funds of such Borrower, as additional collateral security for the Secured Obligations.

          7.21  Voting Rights. Without the prior written consent of the Lender,
                -------------
none of the Borrowers will vote to enable, or take any other action to permit, any rights afforded it as a holder of the Pledged Securities under any Governing Agreement.

          7.22  Other Information. Each of the Borrowers shall furnish to the
                -----------------
Lender, promptly, as soon as available, copies of any and all financial statements and all registration statements filed with the Securities and Exchange Commission, or any Governmental Authority which supervises the issuance of securities by such Borrower.

          7.23  Provision of Escrow Instruction Letter. Each of the Borrowers
                --------------------------------------
shall provide the Lender with a form of Escrow Instruction Letter as set forth in Section 6(b) of the Custodial Agreement, which it shall use for Wet-Ink Mortgage Loan fundings, which instructions shall be in form and substance acceptable to the Lender.

          7.24  U.S. Bank Compliance Certificates. The Borrowers shall deliver
                ---------------------------------
to the Lender copies of each Compliance/Borrowing Base Certificate (as defined in the U.S. Bank Financing Documents) promptly, and in no event later than one
(1) Business Day after delivery of such Compliance/Borrowing Base Certificate to U.S. Bank National Association pursuant to the U.S. Bank Financing Documents.

          7.25  Collection Account. The Borrower shall deposit, or shall cause
                ------------------
to be deposited, each Monthly Payment into the Collection Account within one Business Day of receipt thereof.

          Section 8.  Events of Default. Each of the following events shall
                      ----------------
constitute an event of default (an "Event of Default") hereunder:
                                    ----------------

          (a) any of the Borrowers shall default in the payment of any principal of or interest on any Loan when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or

          (b) any of the Borrowers shall default in the payment of any other amount payable by it hereunder or under any other Loan Document after notification by the Lender of such default, and such default shall have continued unremedied for five Business Days; or

          (c) any representation, warranty or certification made or deemed made herein or in any other Loan Document by any of the Borrowers or any certificate furnished to the Lender pursuant to the provisions hereof or thereof shall prove to have been false or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Schedule 1 or Schedule 2, which shall be considered solely for the purpose of determining the Collateral Value of the Eligible Mortgage Loans; unless such Borrower shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made); or (ii) any such representations and warranties have been determined by the Lender in its sole discretion and in good faith to be materially false or misleading on a regular basis); or

          (d) any of the Borrowers shall fail to comply with the requirements of Section 7.03(a), Section 7.04, Section 7.05, Section 7.06, or Sections 7.07 through 7.22 hereof (to the extent such Borrower is subject to any such Sections
7.07 through 7.22); or any of the Borrowers shall otherwise fail to comply with the requirements of Section 7.03 hereof and such default shall continue unremedied for a period of five Business Days; or any of the Borrowers shall fail to observe or perform any other covenant or agreement contained in this Loan Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of seven Business Days; or

          (e) a final judgment or judgments for the payment of money in excess of $4,000,000 in the aggregate shall be rendered against any of the Borrowers or any of its respective Affiliates by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof, and such Borrower or any such Affiliate shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (f) any of the Borrowers shall admit in writing its inability to pay its debts as such debts become due; or

     (g) any of the Borrowers or any of its respective Affiliates shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator or the like of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or
(vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

     (h) a proceeding or case shall be commenced, without the application or consent of any of the Borrowers or any of their respective Affiliates, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of such Borrower or any Affiliate of such Borrower or of all or any substantial part of its property and such receiver, custodian, trustee, examiner, liquidator or the like is not discharged for a period of 60 or more days, or (iii) similar relief in respect of such Borrower or any Affiliate of such Borrower under any law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any of the Borrowers or any Affiliate of such Borrower shall be entered in an involuntary case under the Bankruptcy Code; or

     (i) the Custodial Agreement or any Loan Document shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any of the Borrowers; or

     (j) any of the Borrowers shall grant, or suffer to exist, any Lien on any Collateral except the Liens contemplated hereby; or the Liens contemplated hereby shall cease to be first priority perfected Liens on the Collateral in favor of the Lender or shall be Liens in favor of any Person other than the Lender; or

     (k) any materially adverse change in the Property, business, financial condition or prospects of any of the Borrowers or any of their Affiliates shall occur, in each case as determined by the Lender in its sole discretion, or any other condition shall exist which, in the Lender's sole discretion, constitutes a material impairment of such Borrower's ability to perform its obligations under this Loan Agreement, the Note or any other Loan Document; or

     (l) any of the Borrowers or any of such Borrower's Affiliates shall be in default beyond any applicable grace period under any note, indenture, loan agreement, guaranty, swap agreement or any other contract to which it is a party, which default constitutes an amount equal to or in excess of $4,000,000 and (i) involves the failure to pay a matured obligation, or (ii) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract; or

     (m) the discovery by the Lender of a condition or event which existed at or prior to the execution hereof and which the Lender, in its sole discretion, determines materially and adversely affects: (i) the condition (financial or otherwise) of any of the Borrowers, its respective Subsidiaries or Affiliates; or (ii) the ability of any of the Borrowers or the Lender to fulfill its respective obligations under this Loan Agreement; or

     (n) as of any date of determination, (i) the rate of delinquency of the mortgage loans underlying the Pledged Securities shall equal or exceed the rates of delinquency of such mortgage loans required for the applicable trustee to replace the servicer under the related Governing Agreement, or (ii) if no such requirement exists in the applicable Governing Agreement, 25% or more of the mortgage loans underlying the Pledged Securities are contractually more than 89 days delinquent as of such date of determination; or

     (o) upon any event of default or event which, with the passage of time or expiration of any grace periods, would constitute an event of default under the Existing Financing Documents; or

     (p)  any of the events specified in Section 5.02(j) hereof have occurred.

     Section 9.  Remedies Upon Default.
                 ---------------------

     (a) An Event of Default shall be deemed to be continuing unless expressly waived by the Lender in writing. Upon the occurrence of one or more Events of Default hereunder, the Lender's obligation to consider making additional Loans to the Borrowers shall automatically terminate without further action by any Person. Upon the occurrence of one or more Events of Default other than those referred to in Section 8(g) or (h), the Lender may immediately declare the principal amount of the Loans then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon the occurrence of an Event of Default referred to in Sections 8(g) or (h), such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each of the Borrowers.

     (b) Upon the occurrence of one or more Events of Default, and if any of the Borrowers or any Affiliate of any of the Borrowers is the Servicer, and subject to the provisions of Section 12.14(b)(ii), the Lender shall have the right to obtain physical possession of the Servicing Records and all other files of such Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of any of the Borrowers or any third party acting for such Borrower and the Borrowers shall deliver to the Lender such assignments as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of each of the Borrowers contained in this Loan Agreement.

     Section 10.  No Duty of Lender.  The powers conferred on the Lender
                  -----------------
hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrowers for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

     Section 11.  Securitization Transactions.
                  ---------------------------

     11.01  Exclusive Option.
            ----------------

     (a) In connection with any Securitization Transaction involving Mortgage Loans that are Eligible Mortgage Loans, at any time commencing after NCCC's 1999-2 securitization, NCCC hereby grants to Lender the exclusive option and the exclusive right (the "Option"), but not the obligation, pursuant to underwriting
                      ------
agreements and/or placement agency agreements in form and substance reasonably satisfactory to NCCC and the Lender or its designee, for the Lender or its designee to act as lead or co-lead underwriter and/or placement agent with respect to each such Securitization Transaction as follows:

     (b) Within the first 12 month period commencing on the Effective Date hereof, the Lender will have the exclusive option to act (i) as lead managing underwriter on NCCC's fourth or fifth Securitization Transaction of 1999 for which NCCC will use its best efforts to cause the principal balance of the securities offered pursuant to each such Securitization Transaction to be no less than $250,000,000 and (ii) as lead managing underwriter on one (1) additional NCCC Securitization Transaction for which NCCC will use its best efforts to cause the principal balance of the securities offered pursuant to such Securitization Transaction to be no less than $250,000,000.

     (c) During each subsequent 12 month period, the Lender will have the exclusive option to act (i) as lead managing underwriter on at least two (2) NCCC Securitization Transactions for which NCCC shall use its best efforts to cause the principal balance of the securities offered pursuant to such Securitization Transaction to be no less than $500,000,000 and (ii) as co-lead managing underwriter on at least two (2) additional Securitization Transactions.

     The Option shall be deemed to have expired if (i) the Lender refuses to make a Loan against eligible Collateral which otherwise would be permitted under the terms of this Agreement (including, without limitation, the Maximum Credit specified herein) and (ii) the Borrowers repay all amounts outstanding under the Promissory Note within 30 calendar days of Lender's Loan refusal.

     In addition, the Option shall be deemed to terminate (A) on the first anniversary of the initial Funding Date (such date, the "First Borrower Option
                                                         ---------------------
Termination Date") if (i) no Default or Event of Default has occurred and is
----------------
continuing under any Loan Document, (ii) no Loan remains outstanding as of such date, the Borrowers have paid any amounts due under the terms hereof or any other Loan Document, and no new Request for Borrowing has been submitted to the Lender, and (iii) the Borrowers provide the Lender with written notice of their intention to terminate the Option on such First Borrower Option Termination Date or (B) on any date after the First Borrower Option Termination Date (any such date, a "Subsequent Borrower
         -------------------

Option Termination Date") if (i) no Default or Event of Default has occurred and
-----------------------
is continuing under any Loan Document, (ii) no Loan remains outstanding as of such date, the Borrowers have paid any amounts due under the terms hereof or any other Loan Document, and no new Request for Borrowing has been submitted to the Lender, (iii) no Loan has been made to any Borrower during the twelve month period immediately preceding such Borrower Option Termination Date, and (iv) the Borrowers provide the Lender with written notice of their intention to terminate the Option on such Borrower Option Termination Date; provided, however, that in the event the Borrower submits any Request for Borrowing or a Loan is otherwise made to any Borrower pursuant to the terms hereof after the First Borrower Option Termination Date or a Subsequent Borrower Option Termination Date, any such Option termination shall be null and void, and the Borrower shall be obligated in accordance with the terms of this Section 11 as if no termination had occurred (including, without limitations, making any payments which would have been required pursuant to Section 11.04 if no termination had occurred).

     11.02  Fees.
            ----

     (a) As compensation for its placement and underwriting services as provided in Section 11.01 hereof, NCCC shall pay, or cause to be paid to the Lender, a fee of 0.25% of the principal balance of each Security underwritten or placed by the Lender or its designee pursuant to the related Securitization Transaction.

     (b) In addition to the foregoing fees, NCCC shall, upon demand, pay to the Lender or its designee or reimburse the Lender or its designee for all out-of pocket costs and expenses of the Lender and any such designee, and their Affiliates, in connection with each Securitization Transaction (whether or not such Securitization Transaction is completed, except if such Securitization Transaction is not completed as a result of the sole fault of the Lender or its Affiliates) in which the Lender or its designee acts as underwriter and/or placement agent, including without limitation, the fees and disbursements of counsel for the Lender, such designee and their Affiliates. NCCC shall bear its own costs and expenses in connection with any such Securitization Transaction. In connection with any Securitization Transaction using Lender's shelf registration statement (whether or not such Securitization Transaction is completed, except if such Securitization Transaction is not completed as a result of the sole fault of the Lender or its Affiliates), NCCC shall pay all out-of-pocket costs and expenses arising from such Securitization Transaction, including, but not limited to, the fees and disbursements of legal counsel (including counsel for the Lender, and its designee (if any) and their Affiliates and investor's counsel in any private placement, if retained), rating agency fees, credit enhancement fees, SEC registration fees, auditor's fees, due diligence fees and expenses, servicer fees and expenses and trustee fees and expenses.

     11.03  Information.  NCCC hereby represents, warrants and agrees that all
            -----------
information to be provided by it or any of its Affiliates in connection with any Securitization Transaction shall be true, correct and complete. NCCC shall enter into such agreements and provide such certificates, opinions and other documents as the Lender or its designee may deem necessary or appropriate in connection with any such Securitization Transaction, including without limitation, an indemnification agreement satisfactory to the Lender and its designee pursuant to which the Lender, such designee, Lender's Affiliates, and their respective officers, directors, agents and employees shall be indemnified for all liabilities, losses, damages, judgments, costs and expenses resulting from a breach of the representation, warranty and agreement set forth in the immediately preceding sentence and other liabilities incurred by the Lender or such other parties as a result of such Securitization Transaction.

     11.04  Option Breakage Fee.
            -------------------

     (a) On each annual anniversary of the Effective Date hereunder, the Borrowers shall pay to the Lender the Option Breakage Fee, if any, with respect to the prior 12-month period, provided however that the Option Breakage Fee shall not be payable if (A) (i) the Lender has refused to make a Loan against the Collateral pledged by the Borrowers which would otherwise be eligible for such a Loan pursuant to the terms of this Agreement (including, without limitation, compliance with the Maximum Credit specified herein) with the respective Collateral Value and the Applicable Margin set forth on Schedule 4 hereto or (ii) there occurs an Optional Market Value Event and (B) the Borrowers have repaid all Loans outstanding hereunder within 30 calendar days of the Lender's refusal to make such Loan.

     (b) Solely for purposes of this Section 11.04, in the event the Borrowers object to the Lender's determination of Market Value for Eligible Market Loans in connection with the Borrowers' delivery of a Notice of Request for Borrowing and Pledge, the Borrowers shall deliver to the Lender, no later than 2 Business Days prior to the related Funding Date, 3 written committed bids (each a "Bid
                                                                          ---
Price") for the purchase of such Eligible Mortgage Loans each from a major
-----
financial institution or an Affiliate thereof (other than Borrowers or their Affiliates) who regularly engage in purchases and sales of pools of mortgage loans similar to the related Eligible Mortgage Loans in principal amounts substantially similar to the aggregate principal balance of such Eligible Mortgage Loans. Each Bid Price shall be expressed as a percentage of the aggregate principal balance of the related Eligible Mortgage Loans. In the event the Market Value determined by the Lender (expressed as a percentage of the aggregate principal balance of such Eligible Mortgage Loans) is more than 50 basis points (0.50%) lower than the lowest of such Bid Prices (such lowest Bid Price, the "Qualified Bid Price"), the Lender shall, at its sole and absolute
            -------------------
discretion, have the option to (i) make a Loan to the Borrowers utilizing the Qualified Bid Price to determine Market Value or (ii) decline to make a Loan on the terms described in clause (i) hereof (such event described in this clause
(ii), an "Optional Market Value Event").
          ---------------------------

     Section 12.  Miscellaneous.
                  -------------

     12.01  Waiver.  No failure on the part of the Lender to exercise and no
            ------
delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     12.02  Notices.  Except as otherwise expressly permitted by this Loan
            -------
Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     12.03  Indemnification and Expenses.
            ----------------------------

     (a) The Borrowers, jointly and severally, agree to hold the Lender, and its Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, the "Costs") relating to or arising out of this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than any Indemnified Party's gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Borrowers agree to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Costs with respect to all Eligible Mortgage Loans and Eligible Securities relating to or arising out of any violation or alleged violation of any securities law, environmental law, rule or regulation or any consumer credit laws, including without limitation the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with any Eligible Mortgage Loan or Eligible Security for any sum owing thereunder, or to enforce any provisions of any Eligible Mortgage Loan, the Borrowers will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by any of the Borrowers of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from such Borrower. The Borrowers also agree to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party's costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party's rights under this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. Each of the Borrowers hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligations of the Borrowers under the Note is a recourse obligation of each of the Borrowers.

     (b) The Borrowers agree to (i) pay as and when billed by the Lender all of the out-of-pocket costs and expenses (including the reasonable fees and expenses of counsel) incurred by the Lender in connection with the drafting, development, preparation, negotiation and execution of, this Loan Agreement, the Note, any other Loan Document or any other documents prepared in connection with the initial execution herewith in an aggregate amount not to exceed $50,000 and (ii) pay as and when billed by the Lender all of the out-of-pocket costs and expenses (including the reasonable fees and expenses of counsel) incurred by the Lender in connection with the drafting, development, preparation, negotiation and execution of any amendment, supplement or modification thereto. The Borrowers agree to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including without limitation (i) all the reasonable fees, disbursements and expenses of counsel to the Lender, and (ii) all the inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Loan Agreement, including, but not limited to, those costs and expenses incurred by the Lender pursuant to Sections 12.03(a), 12.14 and 12.15 hereof.

     12.04  Amendments.  Except as otherwise expressly provided in this Loan
            ----------
Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by each of the Borrowers and the Lender and any provision of this Loan Agreement may be waived by the Lender.

     12.05  Successors and Assigns.  This Loan Agreement shall be binding upon
            ----------------------
and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     12.06  Survival.  The obligations of each of the Borrowers under Section
            --------
3.03, Section 11.01, Section 11.02, Section 11.03, Section 11.04 and Section
12.03 hereof shall survive the repayment of the Loans and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Loan, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

     12.07  Captions.  The table of contents and captions and section headings
            --------
appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

     12.08  Counterparts.  This Loan Agreement may be executed in any number of
            ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

     12.09  Loan Agreement Constitutes Security Agreement; Governing Law.  This
            ------------------------------------------------------------
Loan Agreement shall be governed by New York law without reference to choice of law doctrine, and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

     12.10  Submission to Jurisdiction; Waivers.  Each of the Borrowers hereby
            ------------------------------------
irrevocably and unconditionally:

     (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE

AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

     (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

     (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

     (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

     12.11  Waiver of Jury Trial.  EACH OF THE BORROWERS AND THE LENDER HEREBY
            --------------------
IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     12.12  Acknowledgments.  Each of the Borrowers hereby acknowledges that:
            ---------------

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the other Loan Documents;

     (b) the Lender has no fiduciary relationship to the Borrowers, and the relationship between the Borrowers and the Lender is solely that of debtor and creditor; and

     (c)  no joint venture exists between the Lender and the Borrowers.

     12.13  Hypothecation or Pledge of Collateral.  The Lender shall have free
            -------------------------------------
and unrestricted use of all Collateral and nothing in this Loan Agreement shall preclude the Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral. Nothing contained in this Loan

Agreement shall obligate the Lender to segregate any Collateral delivered to the Lender by the Borrowers.

     12.14  Servicing.
            ---------

     (a) Each of the Borrowers covenants to maintain or cause the servicing of the Eligible Mortgage Loans to be maintained in conformity with accepted and prudent servicing practices in the industry for the same type of mortgage loans as the Eligible Mortgage Loans and in a manner at least equal in quality to the servicing such Borrower provides for mortgage loans which it owns. In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earliest of (i) an Event of Default, (ii) the date on which all the Secured Obligations have been paid in full or (iii) the transfer of servicing approved by the Borrowers.

     (b)  If the Eligible Mortgage Loans are serviced by any of the Borrowers,
(i) the Borrowers agree that the Lender is the collateral assignee of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Eligible Mortgage Loans (the "Servicing Records"), and (ii) the Borrowers hereby grant the Lender a security
 -----------------
interest in all servicing fees and Servicing Rights relating to the Eligible Mortgage Loans and, except as provided below in this Section 12.14(b) all Servicing Records, to secure the obligation of such Borrower or its designee to service in conformity with this Section and any other obligation of such Borrower to the Lender. Each of the Borrowers covenants to safeguard such Servicing Records and to deliver them promptly to the Lender or its designee (including the Custodian) at the Lender's request. The Borrowers and the Lender hereby agree that, on the date of this Loan Agreement, the Lender does not have a 1st lien or a lien on the Servicing Records attributable to the Eligible Mortgage Loans and that such Servicing Records may be subject to a lien under the U.S. Bank Financing Documents. The Borrowers shall, not later than 90 days following the date of this Loan Agreement, take all necessary action to ensure that the Lender has a first perfected security interest in the Servicing Records relating to the Eligible Mortgage Loans and the Servicing Records will not be subject to any other lien, either created under the U.S. Bank Financing Documents or otherwise. At the time such lien is created, the second preceding sentence shall be of no effect. The failure of the Borrowers to grant a first perfected security interest in such Servicing Records and provide evidence thereof to the Lender within such 90-day period shall constitute an Event of Default under this Loan Agreement. Notwithstanding the foregoing, each Borrower agrees and acknowledges that the three preceding sentences do not in any way apply to the Borrower's pledge of any Servicing Rights hereunder or the lien granted and created hereunder with respect to such Servicing Rights.

     (c) If the Eligible Mortgage Loans are serviced by a third party servicer (such third party servicer, the "Servicer"), the Borrowers (i) shall provide a
                                 --------
copy of the servicing agreement to the Lender, which shall be in form and substance acceptable to the Lender (the "Servicing Agreement"); (ii) shall
                                         -------------------
provide a Servicer Notice to the Servicer substantially in the form of Exhibit G hereto; and (iii) hereby irrevocably assigns to the Lender and the Lender's successors and assigns all right, title, interest of such Borrower in, to and under, and the benefits of, any Servicing Agreement with respect to the Eligible Mortgage Loans. Any successor to the

Servicer shall be approved in writing by the Lender prior to such successor's assumption of servicing obligations with respect to the Eligible Mortgage Loans.

     (d) If the servicer of the Eligible Mortgage Loans is any of the Borrowers or the Servicer is an Affiliate of any of the Borrowers, such Borrower shall provide to the Lender a letter from such Borrower or the Servicer, as the case may be, to the effect that upon the occurrence of an Event of Default, the Lender may terminate any Servicing Agreement and transfer servicing to its designee, at no cost or expense to the Lender, it being agreed that such Borrower will pay any and all fees required to terminate the Servicing Agreement and to effectuate the transfer of servicing to the designee of the Lender.

     (e) After the Funding Date, until the pledge of any Eligible Mortgage Loan is relinquished by the Custodian, none of the Borrowers will have any right to modify or alter the terms of such Eligible Mortgage Loan and none of the Borrowers will have any obligation or right to repossess such Eligible Mortgage Loan, except as provided in the Custodial Agreement.

     (f) In the event any of the Borrowers or its respective Affiliate is servicing the Eligible Mortgage Loans, such Borrower shall permit the Lender to inspect such Borrower's or its Affiliate's servicing facilities, as the case may be, for the purpose of satisfying the Lender that such Borrower or its Affiliate, as the case may be, has the ability to service the Eligible Mortgage Loans as provided in this Loan Agreement.

     12.15  Periodic Due Diligence Review.  Each of the Borrowers acknowledge
            -----------------------------
that the Lender has the right to perform continuing due diligence reviews with respect to the Eligible Mortgage Loans and any Eligible Securities, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each of the Borrowers agrees that upon reasonable (but no less than one (1) Business Day's) prior notice to such Borrower, the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make, at the Lender's expense, copies and extracts of, the Mortgage Files and any and all documents, records, agreements, instruments or information relating to any Eligible Mortgage Loans and any Eligible Securities in the possession or under the control of such Borrower and/or the Custodian. Each of the Borrowers shall also make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Mortgage Files, the Eligible Security Files, the Eligible Securities and the Eligible Mortgage Loans. Without limiting the generality of the foregoing, the Borrowers hereby acknowledges that the Lender may make Loans to the Borrowers based solely upon the information provided by the Borrowers to the Lender in the Eligible Mortgage Loan Tape and the representations, warranties and covenants contained herein, and that the Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Eligible Mortgage Loans and any Eligible Securities securing such Loan, including without limitation ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Eligible Mortgage Loan or underwrite such Eligible Security. The Lender may underwrite such Eligible Mortgage Loans or Eligible Securities itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Each of the Borrowers agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, underwriting reports, instruments or information relating to such Eligible Mortgage Loans or Eligible Securities in the possession, or under the control, of such Borrower.

     12.16  Set-Off.  In addition to any rights and remedies of the Lender
            -------
provided by this Loan Agreement and by law, the Lender shall have the right, without prior notice to the Borrowers, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrowers hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any Affiliate thereof to or for the credit or the account of the Borrowers. The Lender agrees promptly to notify the Borrowers after any such set-off and application made by the Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

     12.17  Intent.  The parties recognize that each Loan is a "securities
            ------
contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

     12.18  Confidential Information.
            ------------------------

     (a) Lender hereby acknowledges and agrees that all written or computer-readable information provided by the Borrowers to the Lender regarding the Borrowers or the Collateral (the "Borrowers Confidential Information"), shall be
                                  ----------------------------------
kept confidential and each of their respective contents will not be divulged to any party without the Borrower's consent except to the extent that (i) the Lender deems appropriate to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws, (ii) any portion of the Borrowers Confidential Information is in the public domain other than due to a breach of this covenant, (iii) the Lender deems appropriate in connection with exercising any or all of the Lender's rights or remedies or complying with any obligations under any of the Loan Documents.

     (b) Each of the Borrowers hereby acknowledges and agrees that all written or computer-readable information provided by the Lender to the Borrowers regarding the Lender (the "Lender Confidential Information"), shall be kept
                           -------------------------------
confidential and each of their respective contents will not be divulged to any party without Lender's consent except to the extent that (i) such Borrower deems appropriate to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws, (ii) any portion of the Lender Confidential Information is in the public domain other than due to a breach of this covenant, (iii) such Borrower deems appropriate in connection with exercising any or all of such Borrower's rights or remedies or complying with any obligations under any of the Loan Documents.

     (c) The provisions set forth in this Section 12.18 shall survive the termination of this Loan Agreement for a period of two years following such termination.

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                                 BORROWERS

                                 NEW CENTURY MORTGAGE CORPORATION

                                 By:  /s/ Patrick J. Flanagan
                                      -------------------------------------

                                      Name:
                                      Title: Executive Vice President

                                 Address for Notices:

                                 18400 VON KARMAN,
                                 SUITE 1000
                                 IRVINE, CALIFORNIA 92612
                                 Attn: Stergios Theologides, Esq.

                                 NC CAPITAL CORPORATION

                                 By:  /s/ John Kontoulis
                                      -------------------------------------
                                      Name:
                                      Title: Senior Vice President

                                 Address for Notices:
                                 18400 VON KARMAN,
                                 SUITE 1000
                                 IRVINE, CALIFORNIA 92612
                                 Attn: Stergios Theologides, Esq.


                                 LENDER

                                 PAINE WEBBER REAL ESTATE SECURITIES INC.

                                 By:  _____________________________________
                                      Name:
                                      Title:

                                 Address For Notices:

                                 PAINE WEBBER REAL ESTATE SECURITIES INC.
                                 1285 AVENUE OF THE AMERICAS
                                 NEW YORK, NEW YORK 10019

STATE OF _______________)
                        )  ss.:
COUNTY OF ______________)

          On the _____ day of ____________, 199_ before me, a Notary Public in and for said State, personally appeared ____________, known to me to be ______________ of New Century Mortgage Corporation, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                        ____________________________________
                                        Notary Public


                                        My Commission expires ______________

STATE OF ____________)
                     )  ss.:
COUNTY OF ___________)

          On the _____ day of ____________, 199_ before me, a Notary Public in and for said State, personally appeared ____________, known to me to be ______________ of NC Capital Corporation, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                        ____________________________________
                                        Notary Public


                                        My Commission expires ______________

STATE OF NEW YORK ______________)
                                )  ss.:
COUNTY OF NEW YORK _____________)

          On the _____ day of _______________, 199_ before me, a Notary Public in and for said State, personally appeared ____________, known to me to be _____________ of Paine Webber Real Estate Securities Inc. the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                        __________________________________
                                        Notary Public


                                        My Commission expires ____________

                                                                      SCHEDULE 1
                                                                      ----------

               REPRESENTATIONS AND WARRANTIES FOR MORTGAGE LOANS

          As to each Mortgage Loan included in the Borrowing Base on a Funding Date (and the related Mortgage, Mortgage Note, Assignment of Mortgage and Mortgaged Property), each Borrower shall be deemed to make the following representations and warranties to the Lender with respect to each Eligible Mortgage Loan such Borrower intends to pledge to the Lender pursuant to the Loan Agreement as of such date and as of each date Collateral Value is determined (certain defined terms used herein and not otherwise defined in the Loan Agreement appearing in Part II to Schedule 2):

          (a)  Mortgage Loans as Described.  The information set forth in the
               ---------------------------
Mortgage Loan Schedule with respect to the Mortgage Loan is complete, true and correct in all material respects.

          (b)  Payments Current.  All payments required to be made up to the
               ----------------
Funding Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is delinquent nor has more than any one payment under the Mortgage Loan been delinquent thirty days or more in the twelve months preceding the date of determination. In no event has a payment been more than 89 days delinquent for such Mortgage Loan. The first Monthly Payment shall be made, or shall have been made, with respect to the Mortgage Loan on its Due Date or within the grace period, all in accordance with the terms of the related Mortgage Note.

          (c)  No Outstanding Charges.  There are no defaults in complying with
               ----------------------
the terms of the Mortgage securing the Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Neither the Borrower nor the Qualified Originator from which such Borrower acquired the Mortgage Loan has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the proceeds of the Mortgage Loan, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest thereunder.

          (d)  Original Terms Unmodified.  The terms of the Mortgage Note and
               -------------------------
Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination; except by a written instrument which has been recorded, if necessary to protect the interests of the Lender, and which has been delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor in respect of the Mortgage Loan has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by such policy, and which assumption agreement is part

                                 Schedule 1-1
of the Mortgage File delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule.

          (e)  No Defenses.  The Mortgage Loan is not subject to any right of
               -----------
rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor in respect of the Mortgage Loan was a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated. The Borrowers has no knowledge of, nor has it received any notice that, any Mortgagor in respect of the Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

          (f)  Hazard Insurance.  The Mortgaged Property is insured by a fire
               ----------------
and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by the Borrower as of the date of origination consistent with the Underwriting Guidelines, against earthquake and other risks insured against by Persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, or (ii) either (A) the outstanding principal balance of the Mortgage Loan with respect to each First Lien Mortgage Loan, or (B) with respect to each Second Lien Mortgage Loan, the sum of the outstanding principal balance of the First Lien Mortgage Loan and the balance of the Second Lien Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines. If any portion of the Mortgaged Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of the Mortgage Loan, (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended. All such insurance policies (collectively, the "hazard
                                                                  ------
insurance policy") contain a standard mortgagee clause naming the Borrower, its
----------------
successors and assigns (including without limitation, subsequent owners of the Mortgage Loan), as mortgagee, and may not be reduced, terminated or canceled without 30 days' prior written notice to the mortgagee. No such notice has been received by the Borrower. All premiums on such insurance policy have been paid. The related Mortgage obligates the Mortgagor to maintain all such insurance and, at such Mortgagor's failure to do so, authorizes the mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer and is in full force and effect. The Borrower has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or

                                 Schedule 1-2
the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by the Borrower.

          (g)  Compliance with Applicable Laws.  Any and all requirements of any
               -------------------------------
federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Borrower shall maintain or shall cause its agent to maintain in its possession, available for the inspection of the Lender, and shall deliver to the Lender, upon demand, evidence of compliance with all such requirements.

          (h)  No Satisfaction of Mortgage.  The Mortgage has not been
               ---------------------------
satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Borrower has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Borrower waived any default resulting from any action or inaction by the Mortgagor.

          (i)  Location and Type of Mortgaged Property.  The Mortgaged Property
               ---------------------------------------
is located in an Acceptable State as identified in the Mortgage Loan Schedule and consists of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise or high-rise condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that any condominium unit or planned unit development shall conform with the applicable FNMA and FHLMC requirements regarding such dwellings and that no residence or dwelling is a mobile home. No portion of the Mortgaged Property is used for commercial purposes.

          (j)  Valid Lien.  The Mortgage is a valid, subsisting, enforceable and
               ----------
perfected (A) first lien and first priority interest with respect to each Mortgage Loan which is indicated by the Borrower to be a First Lien Mortgage Loan (as reflected on the Mortgage Loan Tape), or (B) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Borrower to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Tape), in either case, on the property included in the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

          (1) the lien of current real property taxes and assessments not yet due and payable;

                                 Schedule 1-3

          (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal;

          (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

          (4) with respect to each Mortgage Loan which is indicated by the Borrower to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan
Tape) a prior mortgage lien on the Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable (A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Borrower to be a First Lien Mortgage Loan (as reflected on the Mortgage Loan Tape), or (B) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Borrower to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Tape), in either case, on the property described therein and the Borrower has full right to pledge and assign the same to the Lender.

          (k)  Validity of Mortgage Documents.  The Mortgage Note and the
               ------------------------------
Mortgage and any other agreement executed and delivered by a Mortgagor or guarantor, if applicable, in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken placed on the part of any Person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. The Borrower has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein

          (l)  Full Disbursement of Proceeds.  The Mortgage Loan has been closed
               -----------------------------
and the proceeds of the Mortgage Loan have been fully disbursed and there is no further requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

                                 Schedule 1-4

          (m)  Ownership.  The Borrower is the sole owner and holder of the
               ---------
Mortgage Loan to be pledged hereunder. The Mortgage Loan is not assigned or pledged, and the Borrower has good, indefeasible and marketable title thereto, and has full right to transfer, pledge and assign the Mortgage Loan to the Lender free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to assign, transfer and pledge each Mortgage Loan pursuant to this Loan Agreement and following the pledge of each Mortgage Loan, the Lender will hold such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of this Loan Agreement.

          (n)  Doing Business.  All parties which have had any interest in the
               --------------
Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) either (A) organized under the laws of such state, (B) qualified to do business in such state, (C) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (D) not doing business in such state.

          (o)  LTV.  No Mortgage Loan has an LTV greater than 95%. No Second
               ---
Lien Mortgage Loan has a CLTV greater than 100%.

          (p)  Title Insurance.  The Mortgage Loan is covered by either (i) an
               ---------------
attorney's opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC and each such title insurance policy is issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Borrower, its successors and assigns, as to the first (or second, if the Mortgage Loan is a Second Lien Mortgage Loan) priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (1), (2) and (3) and, with respect to each Mortgage Loan which is indicated by the Borrower to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Tape) clause (4) of paragraph (j) of this Part I of Schedule 1, and in the case of adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. The Borrower, its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions

                                 Schedule 1-5
contemplated by this Loan Agreement. No claims have been made under such lender's title insurance policy, and no prior holder or servicer of the related Mortgage, including the Borrower has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by the Borrower.

          (q)  No Defaults.  There is no default, breach, violation or event of
               -----------
acceleration existing under the Mortgage or the Mortgage Note and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Borrower nor its predecessors have waived any default, breach, violation or event of acceleration. With respect to each Mortgage Loan which is indicated by the Borrower to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Tape) (i) the first lien is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such first lien or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the first lien contains a provision which allows or (B) applicable law requires, the mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien. For purposes of this clause (q), a delinquent payment of less than 30 days pursuant to a Mortgage Note or a Mortgage Loan in and of itself shall not be considered a default, breach, violation or event of acceleration.

          (r)  No Mechanics' Liens.  There are no mechanics' or similar liens or
               -------------------
claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

          (s)  Location of Improvements; No Encroachments.  All improvements
               ------------------------------------------
which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning and building law, ordinance or regulation.

          (t)  Origination; Payment Terms.  The Mortgage Loan was originated by
               --------------------------
or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than 60 days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin, subject to the Mortgage Interest Rate Cap. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of

                                 Schedule 1-6
interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization. The due date of the first payment under the Mortgage Note is no more than 60 days from the date of the Mortgage Note.

          (u)  Customary Provisions.  The Mortgage Note has a stated maturity.
               --------------------
The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

          (v)  Conformance with Underwriting Guidelines and Agency Standards.
               -------------------------------------------------------------
The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines. The Mortgage Note and Mortgage are on forms similar to those used by FHLMC or FNMA and the Borrower has made no representations to a Mortgagor that are inconsistent with the mortgage instruments used.

          (w)  Occupancy of the Mortgaged Property.  As of the Funding Date the
               -----------------------------------
Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The Borrower has not received notification from any Governmental Authority that the Mortgaged Property is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be. The Borrower has not received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license or certificate. No Mortgagor is a Mortgagor with respect to more than five Eligible Mortgage Loans whose aggregate Collateral Value is included in the calculation of the Borrowing Base.

          (x)  No Additional Collateral.  The Mortgage Note is not and has not
               ------------------------
been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above.

          (y)  Deeds of Trust.  In the event the Mortgage constitutes a deed of
               --------------
trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Custodian or the Lender to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                                 Schedule 1-7

          (z) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under the Custodial Agreement for each Mortgage Loan have been delivered to the Custodian. The Borrower or its agent is in possession of a complete, true and accurate Mortgage File in compliance with the Custodial Agreement, except for such documents the originals of which have been delivered to the Custodian.

          (aa) Transfer of Eligible Mortgage Loans.  The Assignment of Mortgage
               -----------------------------------
is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

          (bb) Due-On-Sale.  The Mortgage contains an enforceable provision for
               -----------
the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

          (cc) No Buydown Provisions; No Graduated Payments or Contingent
               ----------------------------------------------------------
Interests.  The Mortgage Loan does not contain provisions pursuant to which
---------
Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Borrower, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

          (dd) Consolidation of Future Advances.  Any future advances made to
               --------------------------------
the Mortgagor prior to the Funding Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. With respect to each Mortgage Loan, the lien of the Mortgage securing the consolidated principal amount is expressly insured as having (A) first lien priority with respect to each Mortgage Loan which is indicated by the Borrower to be a First Lien Mortgage Loan (as reflected on the Mortgage Loan Tape), or
(B) second lien priority with respect to each Mortgage Loan which is indicated by the Borrower to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Tape), in either case, by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

          (ee) Mortgaged Property Undamaged.  The Mortgaged Property is
               ----------------------------
undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and the Borrower has no knowledge of any such proceedings.

          (ff) Collection Practices; Escrow Deposits; Interest Rate Adjustments.
               ----------------------------------------------------------------
The origination and collection practices used by the originator, each servicer of the Mortgage Loan and the Borrower with respect to the Mortgage Loan have been in all respects in compliance with

                                 Schedule 1-8

Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, the Borrower and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Borrower have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

          (gg) Other Insurance Policies.  No action, inaction or event has
               ------------------------
occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Borrower or by any officer, director, or employee of the Borrower or any designee of the Borrower or any corporation in which the Borrower or any officer, director, or employee had a financial interest at the time of placement of such insurance.

          (hh) Soldiers' and Sailors' Civil Relief Act.  The Mortgagor has not
               ---------------------------------------
notified the Borrower of, and the Borrower has no knowledge, of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

          (ii) Appraisal.  The Mortgage File contains an appraisal of the
               ---------
related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of FNMA or FHLMC and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 as amended and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

          (jj) Construction or Rehabilitation of Mortgaged Property.  No
               ----------------------------------------------------
Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property.

          (kk) No Defense to Insurance Coverage.  No action has been taken or
               --------------------------------
failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Funding Date (whether or not known to the Borrower on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Borrower, the related Mortgagor or any party involved in

                                 Schedule 1-9
the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

          (ll) Capitalization of Interest.  The Mortgage Note does not by its
               --------------------------
terms provide for the capitalization or forbearance of interest. None of the Mortgage Loans provides for Negative Amortization.

          (mm) No Equity Participation.  No document relating to the Mortgage
               -----------------------
Loan provides for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property or a sharing in the appreciation of the value of the Mortgaged Property. The indebtedness evidenced by the Mortgage Note is not convertible to an ownership interest in the Mortgaged Property or the Mortgagor and the Borrower has not financed, nor does it own directly or indirectly, any equity of any form in the Mortgaged Property or the Mortgagor.

          (nn) No Exception.  The Custodian has not noted any material
               ------------
exceptions on an Exception Report (as defined in the Custodial Agreement) with respect to the Mortgage Loan which would materially adversely affect the Mortgage Loan or the Lender's security interest, granted by the Borrower in the Mortgage Loan.

          (oo) Qualified Originator.  The Mortgage Loan has been originated by,
               --------------------
and, if applicable, purchased by the Borrower from, a Qualified Originator.

          (pp) Mortgage Submitted for Recordation.  The Mortgage either has been
               ----------------------------------
or will promptly be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

          (qq) Disclosure Materials.  The Mortgagor has executed a statement to
               --------------------
the effect that the Mortgagor has received all disclosure materials required by and the Qualified Originator has complied with all applicable law with respect to the making of the Mortgage Loans. The Borrower shall maintain such statement in the Mortgage File.

          (rr) Section 32 Loans.  The related Mortgagor has been provided with
               ----------------
all disclosure materials required by Section 226.32 of the Federal Reserve Board Regulation Z with respect to any Mortgage Loans subject to such Section of the Federal Reserve Board Regulation Z.

          (ss) Texas Home Equity Loans.  With respect to any Mortgage Loan which
               -----------------------
is a Texas Home Equity Loan, any and all requirements of Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans which were in effect at the time of the origination of the Mortgage Loan have been complied with.

          (tt) Wet-Ink Mortgage Loans.  With respect to each Mortgage Loan that
               ----------------------
is a Wet-Ink Mortgage Loan, the Settlement Agent has been instructed in writing by the Borrower to hold the related Mortgage Loan Documents as agent and bailee for the Lender or the Lender's agent and to promptly forward such Mortgage Loan Documents in accordance with the provisions of the Custodial Agreement and the Escrow Instruction Letter.

                                 Schedule 1-10

Notwithstanding the representations and warranties set forth in paragraphs (u)
(x) or (mm) hereof, a Mortgage Loan (a) which is an interest only Mortgage Loan, or (b) is a Negative Amortization Mortgage Loan may be considered an Eligible Mortgage Loan if (i) the Borrower has received the prior written consent of the Lender with respect to the inclusion of such Mortgage Loan, and (ii) the related Mortgage Loan Schedule identifies such Mortgage Loan as being an interest only Mortgage Loan or a Negative Amortization Mortgage Loan.

                                 Schedule 1-11

                                                                      SCHEDULE 2
                                                                      ----------

        PART I.  REPRESENTATIONS AND WARRANTIES FOR ELIGIBLE SECURITIES

          As to each Eligible Security included in the Borrowing Base on a Funding Date, the Borrower who intends to pledge such Eligible Security to the Lender pursuant to the Loan Agreement shall be deemed to make the following representations and warranties to the Lender as of such date and as of each date Collateral Value is determined (certain defined terms used herein and not otherwise defined in the Loan Agreement appearing in Part II to this Schedule
2).
          (a)  Validity of Governing Agreement.  Each of the Governing
               -------------------------------
Agreements and any other agreement executed and delivered in connection with an Eligible Security is genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. The parties to each Governing Agreement had legal capacity to enter into such Governing Agreement and any such agreement, and such Governing Agreement and any such other related agreement thereto have been duly and properly executed by the parties thereto. Each Governing Agreement constitutes a legal, valid, binding and enforceable obligation of the parties thereto. Each Governing Agreement is in full force and effect, and the enforceability of the Governing Agreement has not been contested by the parties thereto.

          (b)  Original Terms Unmodified.  The terms of each Governing Agreement
               -------------------------
and the related Eligible Security have not been impaired, altered or modified in any respect.

          (c)  No Waiver. The Borrower has not waived the performance by the
               ---------
parties thereto of any action, if the failure to perform such action would cause the Governing Agreements to be in default, nor has the Borrower waived any default resulting from any action or inaction by the parties thereto.

          (d)  No Defaults.  There is no default, breach, violation or event of
               -----------
acceleration existing under any Governing Agreement and no event has occurred which, with the passage of time or giving of notice or both and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and neither the Borrower nor its predecessors in interest have waived any such default, breach, violation or event of acceleration.

          (e)  Delivery of Governing Agreement.  The Governing Agreements for
               -------------------------------
the related Eligible Security have been or shall be delivered to the Lender at least 5 Business Days prior to each Funding Date.

          (f)  Eligible Securities Assignable.  Each Eligible Security is
               ------------------------------
assignable to the Lender and to the Lender's successors and assigns. The Governing Agreements permit NCCC to sell, assign, pledge, transfer or rehypothecate the Eligible Security.

          (g)  Ownership.  Each Eligible Security is owned by NCCC free from all
               ---------
Liens.

                                 Schedule 2-1

                            PART II.  DEFINED TERMS

          In addition to terms defined elsewhere in the Loan Agreement, the following terms shall have the following meanings when used in Schedule 1 and
Schedule 2:

          "Acceptable State" shall mean any state notified by the Borrowers to
           ----------------
the Lender from time to time and approved in writing by the Lender, which approval has not been revoked by the Lender in their sole discretion, any such notice of revocation to be given no later than 10 Business Days prior to its intended effective date.

          "Accepted Servicing Practices" shall mean, with respect to any
           ----------------------------
Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

          "ALTA" means the American Land Title Association.
           ----

          "Appraised Value" shall mean the value set forth in an appraisal made
           ---------------
in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

          "Best's" means Best's Key Rating Guide, as the same shall be amended
           ------
from time to time.

          "Combined LTV" or "CLTV" shall mean with respect to any Mortgage Loan
           ------------      ----
that is a Second Lien Mortgage Loan, the ratio of (a) the outstanding principal balance on the date of origination of (i) the Mortgage Loan constituting the first lien plus (ii) the Mortgage Loan constituting the second lien to (b) the lesser of (i) the Appraised Value of the Mortgaged Property and (ii) if the Mortgaged Property was purchased within 6 months of the origination of the Mortgage Loan, the purchase price of the Mortgaged Property.

          "Cut-off Date" means the first day of the month in which the related
           ------------
Funding Date occurs.

          "Due Date" means the day of the month on which the Monthly Payment is
           --------
due on a Mortgage Loan, exclusive of any days of grace.

          "Escrow Payments" means with respect to any Mortgage Loan, the amounts
           ---------------
constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

          "FHLMC" means the Federal Home Loan Mortgage Corporation, or any
           -----
successor thereto.

                                 Schedule 2-2

          "First Lien Mortgage Loan" shall mean a Mortgage Loan secured by the
           ------------------------
lien on the related Mortgaged Property, subject to no prior liens on such Mortgaged Property.

          "FNMA" means the Federal National Mortgage Association, or any
           ----
successor thereto.

          "Gross Margin" means with respect to each adjustable rate Mortgage
           ------------
Loan, the fixed percentage amount set forth in the related Mortgage Note.

          "Index" means with respect to each adjustable rate Mortgage Loan, the
           -----
index set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

          "Insurance Proceeds" means with respect to each Mortgage Loan,
           ------------------
proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          "Interest Rate Adjustment Date" means with respect to each adjustable
           -----------------------------
rate Mortgage Loan, the date, specified in the related Mortgage Note and the Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

          "Loan-to-Value Ratio" or "LTV" means with respect to any Mortgage
           -------------------      ---
Loan, the ratio of the original outstanding principal amount of the Mortgage Loan to the lesser of (a) the Appraised Value of the Mortgaged Property at origination or (b) if the Mortgaged Property was purchased within 6 months of the origination of the Mortgage Loan, the purchase price of the Mortgaged Property.

          "Monthly Payment" means the scheduled monthly payment of principal and
           ---------------
interest on a Mortgage Loan as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to the provisions of the Mortgage Note for an adjustable rate Mortgage Loan.

          "Mortgage Interest Rate" means the annual rate of interest borne on a
           ----------------------
Mortgage Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Loans.

          "Mortgage Interest Rate Cap" means with respect to an adjustable rate
           --------------------------
Mortgage Loan, the limit on each Mortgage Interest Rate adjustment as set forth in the related Mortgage Note.

          "Mortgagee" means the related Borrower or any subsequent holder of a
           ---------
Mortgage Loan.

          "Negative Amortization" means a gradual increase in the mortgage debt
           ---------------------
that occurs when the monthly fixed installment is not sufficient for full application to both principal and interest. The interest shortage is added to the unpaid principal balance to create "negative" amortization.

          "Origination Date" shall mean, with respect to each Mortgage Loan, the
           ----------------
date of the Mortgage Note relating to such Mortgage Loan, unless such information is not provided by the Borrowers with respect to such Mortgage Loan, in which case the Origination Date shall be

                                 Schedule 2-3
deemed to be the date that is 40 days prior to the date of the first payment under the Mortgage Note relating to such Mortgage Loan.

          "Qualified Insurer" means an insurance company duly qualified as such
           -----------------
under the laws of the states in which the Mortgaged Property is located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by FNMA and FHLMC and whose claims paying ability is rated in the two highest rating categories by Best's with respect to hazard and flood insurance.

          "Second Lien Mortgage Loan" shall mean an Eligible Mortgage Loan
           -------------------------
secured by a lien on the Mortgaged Property, subject to one prior lien on such Mortgaged Property.

          "Servicing File" means with respect to each Mortgage Loan, the file
           --------------
retained by the related Servicer consisting of originals of all documents in the Mortgage File which are not delivered to a Custodian and copies of the Mortgage Loan Documents set forth in Section 2 of the Custodial Agreement.

          "Texas Home Equity Loan" means an extension of credit described by
           ----------------------
Section 50(a)(6), Article XVI of the Texas Constitution.

                                 Schedule 2-4

                                                                      SCHEDULE 3
                                                                      ----------

                       FILING JURISDICTIONS AND OFFICES

                        Secretary of State of Minnesota
                       Secretary of State of California

                                 Schedule 3-1

                                                                      SCHEDULE 4
                                                                      ----------

          Option Breakage Fee Collateral Value and Applicable Margin

          "Collateral Value" shall mean (1) with respect to all Eligible
           ----------------
Mortgage Loans (other than Wet-Ink Mortgage Loans) with respect to the initial Funding Date with respect thereto, the lesser of (i) 100% of the Market Value of such Eligible Mortgage Loan and (ii) 100% of the unpaid principal balance of such Eligible Mortgage Loan, and thereafter, the lesser of (i) 98% of the Market Value of such Eligible Mortgage Loans; provided that the Collateral Value with respect to any Eligible Mortgage Loan in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of 59 days (without regard to any applicable grace periods) shall equal the 85% of the Market Value of such Mortgage Loan or (ii) 100% of the unpaid principal balance of such Eligible Mortgage Loans, (2) with respect to Wet-Ink Mortgage Loans, the lesser of (i) 96% of Market Value and (ii) 98% of current unpaid principal balance of such Wet-Ink Mortgage Loans and (3) with respect to Eligible Securities, 50% of Market Value of such Eligible Securities provided that such percentage shall be (i) reduced to 40% of Market Value on any Eligible Security pledged for more than 6 months and (ii) reduced a further 1.5% of Market Value each month thereafter that such Eligible Security continues to be pledged, provided, that, the following additional limitations on Collateral Value apply:

          (i) the aggregate Collateral Value of Eligible Mortgage Loans that are Delinquent Mortgage Loans may not exceed $15,000,000;

          (ii) the aggregate Collateral Value of Eligible Securities may not exceed $30,000,000;

          (iii) the aggregate Collateral Value of Eligible Mortgage Loans that are Wet-Ink Mortgage Loans may not exceed $30,000,000;

          (iv) the Collateral Value shall be deemed to be zero with respect to each Eligible Mortgage Loan or with respect to each Eligible Security, as applicable (1) in respect of which there is a breach of a representation and warranty set forth on Schedule 1 or Schedule 2 (assuming each representation and warranty is made as of the date Collateral Value is determined), as applicable, (2) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of 89 days (without regard to any applicable grace periods), (3) which has been released from the possession of the Custodian under the Custodial Agreement to the Borrower for a period in excess of 14 days, or
     (4) which exceed the limitations on Collateral Value set forth in (i) through (iii) above;

          (v) the Collateral Value shall be deemed to be zero with respect to each Eligible Mortgage Loan which (1) is a Wet-Ink Mortgage Loan for which the Custodian has failed to receive the related Mortgage Loan Documents by the seventh (7th) Business Day following the applicable Funding Date and
     (2) is both a Wet-Ink Mortgage Loan and a Borrower Refinanced Loan for which the Custodian has failed to receive

                                 Schedule 3-1
     facsimile copies of the Mortgage, Mortgage Note, and Assignment of Mortgage by the first (1st) Business Day following the applicable Funding Date; and

          (vi) the Collateral Value shall be deemed to be zero with respect to each Eligible Mortgage Loan which remains pledged to the Lender hereunder for more than 180 days after the first Funding Date therefor.

          "Applicable Margin" shall mean with respect to (i) Eligible Mortgage
           -----------------
Loans (other than Wet-Ink Mortgage Loans), 1.25%, (2) Wet-Ink Mortgage Loans, 1.50% and (3) Eligible Securities 3.00%.

                                 Schedule 2-2

                                                                       EXHIBIT A
                                                                       ---------

                            FORM OF PROMISSORY NOTE

$300,000,000                                                       July 20, 1999
                                                              New York, New York

          FOR VALUE RECEIVED, NEW CENTURY MORTGAGE CORPORATION, AND NC CAPITAL CORPORATION, (the "Borrowers"), hereby promise to pay, jointly and severally, to
                   ---------
the order of PAINE WEBBER REAL ESTATE SECURITIES INC.  (the "Lender"), at the
                                                             ------
principal office of the Lender at 1285 Avenue of the Americas, New York, New York 10019, in lawful money of the United States, and in immediately available funds, the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrowers under the Loan Agreement), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

          The date, amount and interest rate of each Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation
         --------
or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by the Lender.

          This Note is the Note referred to in the Master Loan and Security Agreement dated as of _______________, 1999 (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement")
                                                         --------------
between each of the Borrowers and the Lender, and evidences Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

          The Borrowers agree to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

          Notwithstanding the pledge of the Collateral, each of the Borrowers hereby acknowledges, admits and agrees that the Borrowers' obligations under this Note are recourse obligations of each of the Borrowers to which each of the Borrowers pledges its full faith and credit.

          Each of the Borrowers, and any indorsers or guarantors hereof, (a) severally waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agrees that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agrees that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrowers, even if the Borrowers are not a party to such agreement; provided, however, that the Lender
                                             --------  -------
and each of the Borrowers, by written agreement between them, may affect the liability of the Borrowers.

          Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

          This Note shall be governed by and construed under the laws of the State of New York (without reference to choice of law doctrine) whose laws each of the Borrowers expressly elects to apply to this Note. Each of the Borrowers agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.


                                     NEW CENTURY MORTGAGE CORPORATION

                                     By ________________________________________
                                        Name:
                                        Title:

                                     NC CAPITAL CORPORATION

                                     By ________________________________________
                                        Name:
                                        Title:

                               SCHEDULE OF LOANS

          This Note evidences Loans made under the within-described Loan Agreement to the Borrowers, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:

-------------------------------------------------------------------------------------------------------------
DATE MADE       PRINCIPAL AMOUNT       INTEREST     AMOUNT PAID OR    UNPAID PRINCIPAL AMOUNT     NOTATION
                    OF LOAN              RATE           PREPAID                                    MADE BY
-------------------------------------------------------------------------------------------------------------

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                                                                       EXHIBIT B
                                                                       ---------

                          FORM OF CUSTODIAL AGREEMENT

                                                                       EXHIBIT C
                                                                       ---------

                    FORM OF OPINION OF COUNSEL TO BORROWERS

                                    (date)

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs and Mesdames:

          You have requested [our] [my] opinion, as counsel to [New Century Mortgage Corporation and NC Capital Corporation], [each] a California corporation (the "Borrowers"), with respect to certain matters in connection
                  ---------
with that certain Master Loan and Security Agreement, dated _______________ (the "Loan and Security Agreement"), by and between the Borrowers and Paine Webber
 ---------------------------
Real Estate Securities Inc. (the "Lender"), being executed contemporaneously
                                  ------
with a Promissory Note dated ___________, 199___ from the Borrowers to the Lender (the "Note"), a Custodial Agreement, dated as of _______________ (the
             ----
"Custodial Agreement"), by and among the Borrowers, U.S. Bank National
 -------------------
Association (the "Custodian"), and the Lender.  Capitalized terms not otherwise
                  ---------
defined herein have the meanings set forth in the Loan and Security Agreement.

          [We] [I] have examined the following documents:

          1.  the Loan and Security Agreement;

          2.  the Note;

          3.  Custodial Agreement;

          4. unfiled copies of the financing statements listed on Schedule 1 (collectively, the "Financing Statements") naming the Borrowers as Debtors and
                    --------------------
the Lender as Secured Party and describing the Collateral (as defined in the Loan and Security Agreement) as to which security interests may be perfected by filing under the Uniform Commercial Code of the States listed on Schedule 1 (the
                                                                 ----------
"Filing Collateral"), which I understand will be filed in the filing offices
 -----------------
listed on Schedule 1 (the "Filing Offices");
          ----------       --------------

          5.  the reports listed on Schedule 2 as to UCC financing statements
                                    ----------
(collectively, the "UCC Search Report"); and

          6. such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

          To the extent [we] [I] have deemed necessary and proper, [we] [I] have relied upon the representations and warranties of the Borrowers contained in the Loan and Security

Agreement. [We] [I] have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

          Based upon the foregoing, it is [our] [my] opinion that:

          1. [Each of] the Borrower[s] is a California corporation duly organized, validly existing and in good standing under the laws of California and is qualified to transact business in, and is in good standing under, the laws of the state of California.

          2. [Each of] the Borrower[s] has the corporate power to engage in the transactions contemplated by the Loan and Security Agreement, the Note, and the Custodial Agreement and all requisite corporate power, authority and legal right to execute and deliver the Loan and Security Agreement, the Note, and the Custodial Agreement and observe the terms and conditions of such instruments. [Each of] the Borrower[s] has all requisite corporate power to borrow under the Loan and Security Agreement and to grant a security interest in the Collateral pursuant to the Loan and Security Agreement.

          3. The execution, delivery and performance by [each of] the Borrower[s] of the Loan and Security Agreement, the Note, and the Custodial Agreement, and the borrowings by the Borrower[s] and the pledge of the Collateral under the Loan and Security Agreement have been duly authorized by all necessary corporate action on the part of such Borrower. Each of the Loan and Security Agreement, the Note and the Custodial Agreement have been executed and delivered by each of the Borrower[s] and are legal, valid and binding agreements, enforceable in accordance with their respective terms against such Borrower, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Lender's security interest in the Collateral.

          4. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body is required on the part of [any of] the Borrower[s] for the execution, delivery or performance by such Borrower of the Loan and Security Agreement, the Note and the Custodial Agreement or for the borrowings by the Borrower under the Loan and Security Agreement or the granting of a security interest to the Lender in the Collateral pursuant to the Loan and Security Agreement.

          5. The execution, delivery and performance by [each of] the Borrower[s] of, and the consummation of the transactions contemplated by, the Loan and Security Agreement, the Note and the Custodial Agreement do not and will not (a) violate any provision of such Borrower's charter or by-laws, (b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to such Borrower of which I have knowledge (after due inquiry) or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have knowledge (after due inquiry) to which such Borrower is a party or by which it is bound or to which it is subject, or (except for the Liens created pursuant to the Loan and

Security Agreement) result in the creation or imposition of any Lien upon any Property of such Borrower pursuant to the terms of any such agreement or instrument.

          6. There is no action, suit, proceeding or investigation pending or, to the best of [our] [my] knowledge, threatened against [any of] the Borrower[s] which, in [our] [my] judgment, either in any one instance or in the aggregate, would be reasonably likely to result in any material adverse change in the properties, business or financial condition, or prospects of such Borrower or in any material impairment of the right or ability of such Borrower to carry on its business substantially as now conducted or in any material liability on the part of such Borrower or which would draw into question the validity of the Loan and Security Agreement, the Note, the Custodial Agreement, the Eligible Mortgage Loans, the Eligible Securities or any Governing Agreement or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be reasonably likely to impair materially the ability of such Borrower to perform under the terms of the Loan and Security Agreement, the Note, the Custodial Agreement, the Eligible Mortgage Loans, the Eligible Securities or any Governing Agreement.

          7. The Loan and Security Agreement is effective to create, in favor of the Lender, a valid security interest under the Uniform Commercial Code in all of the right, title and interest of each of the Borrower[s] in, to and under the Collateral as collateral security for the payment of the Secured Obligations (as defined in the Loan and Security Agreement), except that (a) such security interests will continue in Collateral after its sale, exchange or other disposition only to the extent provided in Section 9-306 of the Uniform Commercial Code, (b) the security interests in Collateral in which [each of] the Borrower[s] acquires rights after the commencement of a case under the Bankruptcy Code in respect of such Borrower may be limited by Section 552 of the Bankruptcy Code.

          8. With respect to that portion of the Collateral consisting of Eligible Securities, the security interest of the Lender will be a perfected, first-priority security interest, and a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC) with respect to the Eligible Securities will be created in favor of the Lender, upon (i) the registration of the Eligible Securities by the issuer thereof in the name of the Lender, (ii) delivery of the certificates representing the Eligible Securities to the Lender, registered in the name of the Lender or duly endorsed to the Lender or in blank, or (iii) the making by [_______], in its capacity as a "securities intermediary" (as defined in Section 8-102(a) of the UCC) of appropriate and accurate entries in its records to indicate the credit of a "security entitlement" (as defined in Section 8-501(a) of the UCC) to the Eligible Securities to the "securities account" of the Lender. Such "security entitlement" will be subject to no prior interest.

          9. (a) Upon the filing of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrower[s] as "Debtor[s]", and describing the filing Collateral, in the jurisdictions and recording offices listed on
Schedule 1 attached hereto, the security interests referred to in paragraph 7 above will constitute fully perfected security interests under the Uniform Commercial Code in all right, title and interest of [each of] the Borrower[s] in, to and under the filing Collateral.

          (b) The UCC Search Report sets forth the proper filing offices and the proper debtors necessary to identify those Persons who have on file in the jurisdictions listed on Schedule 1 financing statements covering the Filing
                        ----------
Collateral as of the dates and times specified on Schedule 2.  The UCC Search
                                                  ----------
Report identifies no Person who has filed in any Filing Office a financing statement describing the Filing Collateral prior to the effective dates of the UCC Search Report.

          10. The Assignments of Mortgage are in recordable form, except for the insertion of the name of the assignee, and upon the name of the assignee being inserted, are acceptable for recording under the laws of the state where each related Mortgaged Property is located.

Very truly yours,

                                                                       EXHIBIT D
                                                                       ---------

              FORM OF NOTICE OF REQUEST FOR BORROWING AND PLEDGE

          Master Loan and Security Agreement, dated as of ______________________ (the "Loan and Security Agreement"), by and between the Borrowers and Paine
      ---------------------------
Webber Real Estate Securities Inc.  (the "Lender"),
                                          ------

Lender:                            Paine Webber Real Estate Securities Inc.

Borrowers:                         New Century Mortgage Corporation, and NC
                                   Capital Corporation

Requested Funding Date:

Number of Eligible
Mortgage Loans to be
Pledged:

Original UPB:                      $

Current UPB:                       $

Number of Eligible Securities
to be Pledged:                     _________________________________

UPB:                               $

Number of Other Mortgage
Assets to be Pledged:              _________________________________

UPB:                               $

Requested Wire Amount:             $

Requested Maturity Date:

Applicable Margin for
Eligible Mortgage Loans
(other than Wet-Ink Mortgage
Loans):                            __________ basis points (_____%)

Applicable Margin for Wet-Ink
Mortgage Loans:                    __________ basis points (_____%)

Applicable Margin for
Eligible Securities:               __________ basis points (_____%)

Wire Instructions:

     [I] hereby certify as an [Officer of New Century Mortgage Corporation] [NC Capital Corporation] that the following conditions are true and accurate:

     1. No Default or Event of Default has occurred and is continuing on the date hereof nor will occur after giving effect to such Loan as a result of such Loan.

     2. Each of the representations and warranties made by the Borrowers in or pursuant to the Loan Documents is true and correct in all material respects on and as of such date (in the case of the representations and warranties in respect of Eligible Mortgage Loans or Eligible Securities, solely with respect to Eligible Mortgage Loans or Eligible Securities being included the Borrowing Base on the Funding Date) as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

     3. The Borrower[s] [is] [are] in compliance with all governmental licenses and authorizations and is qualified to do business and is in good standing in all required jurisdictions.

     All Capitalized terms used herein shall have the meanings set forth in that certain Master Loan and Security Agreement, dated as of ________________, between the Borrowers and the Lender.

Requested and certified to by:

[New Century Mortgage Corporation] [NC Capital Corporation]

By:________________________________
   Name:
   Title:



ACCEPTED AND AGREED:
--------------------

PAINE WEBBER REAL ESTATE
SECURITIES INC.


By  _______________________
    Name:
    Title:

Date:  ____________________

                                  SCHEDULE OF
                             ASSETS TO BE PLEDGED

                                                                     EXHIBIT E-1
                                                                     -----------

                       FORM OF BORROWERS' RELEASE LETTER

                                    [Date]

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

          Re: Master Loan and Security Agreement, dated as of _____________ (the "Loan and Security Agreement"), by and between New Century
                      ---------------------------
                Mortgage Corporation, NC Capital Corporation (the "Borrowers")
                                                                   ---------
                and Paine Webber Real Estate Securities Inc. (the "Lender")
                                                                   ------

Ladies and Gentlemen:

          With respect to the mortgage loans described in the attached Schedule
                                                                       --------
A (the "Eligible Mortgage Loans") (a) we hereby certify to you that the Eligible
-       -----------------------
Mortgage Loans are not subject to a lien of any third party and (b) we hereby release all right, interest or claim of any kind with respect to such Eligible Mortgage Loans, such release to be effective automatically without further action by any party upon payment from Paine Webber Real Estate Securities Inc., of the amount of the Loan contemplated under the Loan and Security Agreement (calculated in accordance with the terms thereof) in accordance with the wiring instructions set forth in the Loan and Security Agreement.

                                        Very truly yours,


                                        NEW CENTURY MORTGAGE CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        NC CAPITAL CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:

                                     E-1-1

                                                                     EXHIBIT E-2
                                                                     -----------

                   FORM OF WAREHOUSE LENDER'S RELEASE LETTER

                                    (Date)


Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

          Re:  Certain Eligible Mortgage Loans Identified on Schedule A hereto
                                                             ----------
               and owned by [New Century Mortgage Corporation] [NC Capital Corporation]

          The undersigned hereby releases all right, interest, lien or claim of any kind with respect to the mortgage loan(s) described in the attached Schedule
                                                                        --------
A, such release to be effective automatically without any further action by any
-
party upon payment in one or more installments, in immediately available funds of $__________________, in accordance with the following wire instructions:


                                                  ____________________

                                                  ____________________

                                                  Very truly yours,


                                                  [WAREHOUSE LENDER]


                                                  By:___________________________

                                                  Name:_________________________

                                                  Title:________________________

                                     E-2-1

                                                                       EXHIBIT F
                                                                       ---------

                       FORM OF BLOCKED ACCOUNT AGREEMENT

July 20, 1999


New Century Mortgage Corporation
18400 Von Karman, Suite 1000
Irvine, California 92612


Attn: Patti Dodge


U.S. National Bank Association
601 second Avenue South
Minneapolis, MN 55402-4302

Attn: Ed Jenkins

          Re: Collection Account Established by New Century Mortgage Corporation (in such capacity, the "Servicer") at U.S. Bank
                                                   --------
               National Association (the "Bank") Pursuant to that Certain
                                          ----
               Servicing Agreement (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement"), dated
                                                -------------------
               December 1, 1998, between Servicer and NC Capital Corporation (together with the Servicer, the "Borrowers")
                                                 ---------

          Ladies and Gentlemen:

          We hereby notify the Bank that we have collaterally assigned ownership and exclusive control of and all right, title and interest in and to our demand deposit account number 1047-5623-4282 ABA# 091000022 maintained with you (the "Collection Account"), and all funds from time to time credited to such account,
 ------------------
to Paine Webber Real Estate Securities, Inc., 1285 Avenue of the Americas, New York, New York 10019, att: George Mangiaracina (the "Lender"), and agree with
                                                      ------
you as follows:

          The Servicer will, from time to time, deposit funds received in accordance with the Servicing Agreement into the Collection Account. Paine Webber Real Estate Securities Inc. (the "Lender") has established a secured
                                          ------
loan arrangement with us. By our execution of this letter, we acknowledge that we have granted a security interest in all of our right, title and interest in and to the Collection Account and any funds from time to time on deposit therein, that such funds are received by the Servicer in trust for the benefit of Lender and, except as provided below, are for application against the our liabilities to Lender.

          The Collection Account shall be under the exclusive dominion and control of the Lender. Neither we nor any other Person claiming on behalf of or through us shall have any right or authority, whether express or implied, to close or make use of, or withdraw any funds from, the Collection Account, except as expressly provided herein.

          The Lender shall be irrevocably entitled (until the Lender shall notify you to the contrary) to exercise any and all rights (without notice to us or further consent by us) in respect of or in connection with the Collection Account including, without limitation, the right to prevent us from withdrawing funds from the Collection Account, to specify when transfers of funds are to be made out of or in connection with the Collection Account and to make withdrawals of funds therefrom. If the Lender shall at any time instruct you to make transfers of funds from the Collection Account directly to the Lender, such transfers shall be made to such account as the Lender shall specify.

          At the request of the Lender, you shall provide to the Lender a report of all amounts credited to the Collection Account not later than the close of business on any business day.

          All fees, expenses and other charges arising out of or in connection with the Collection Account shall remain our obligation; provided that the
                                                         --------
Lender shall be notified by you of any default in our payment of such obligation and the Lender shall be entitled to cure any such default within a reasonable period of time after its receipt of such notice.

          In the event that any provision of any instrument, certificate or other document delivered in connection with the Collection Account shall be inconsistent with any provision of this letter agreement, the provisions of this letter agreement shall govern.

          You hereby waive any right that you may now or hereafter have to security interests, bank's or other possessory liens, rights to offset or other claims against the funds in the Collection Account. You agree to hold the funds in the Collection Account as the bailee and custodian for the benefit of the Lender, to indicate on your records the assignment of the funds in the Collection Account in favor of the Lender and to provide the Lender, at the request of the Lender, with information concerning the amounts on deposit in the Collection Account. You agree not to pay to us all or any part of the funds in the Collection Account or any income, distributions, profits or proceeds of the funds in the Collection Account without the prior written consent of the Lender.

          Notwithstanding anything contained herein to the contrary, we agree and the Lender agrees that you shall be entitled to be reimbursed from funds in the Collection Account for your fees related to your services in connection with the Collection Account and for amounts in respect of returned and otherwise uncollected items previously credited to the Collection Account.

          By the Bank's execution of this letter, it agrees and acknowledges that this letter constitutes notice pursuant to Section 9302 of the California Commercial Code of the Lender's security interest in the Collection Account and such notice is intended to satisfy the requirements of such section. The Bank further acknowledges that (a) it has not received notice from any other party (each a "Third Party") of a Third Party's interest in the Collection Account and
         -----------
(b) it shall deliver prompt written notice to the Lender of its receipt of any notice from any Third Party of such Third Party's interest in the Collection Account.

          By the Servicer's execution of this letter, it agrees: (a) that all funds from time to time hereafter in the Collection Account are the property of the Borrowers held in trust for the benefit of the Lender and that unless and until the Servicer receives notice from the Lender that an event of default has occurred and is continuing under the Lender's secured lending arrangement with the Borrowers (a "Notice of Event of Default"), the Servicer shall transfer
                  --------------------------
funds from the Collection Account in accordance with the instructions of the Borrowers; (b) that Servicer will not exercise any right of set-off, banker's lien or any similar right in connection with such funds provided, that in the
                                                        --------
event any check is returned to the Servicer because of insufficient funds (or is otherwise unpaid) the Servicer shall be entitled to set off the amount of any such returned check; (c) that until the Servicer receives written notification from the Lender to the contrary, the Servicer will not withdraw (other than as expressly set forth in the Servicing Agreement or herein) or permit any person or entity to withdraw or transfer funds from the Collection Account; and (d) that if the Servicer receives a Notice of Event of Default from the Lender, the Servicer shall not withdraw or permit NC Capital Corporation to withdraw or transfer funds from the Collection Account and shall cause or permit withdrawals from the Collection Account only in the manner as the Lender may instruct.

          By its acknowledgment and acceptance of this letter agreement, the Lender hereby instructs the Bank, until such instruction is rescinded by the Lender or superseded by a different instruction from the Lender, that we shall have the right to withdraw collected amounts then standing to the credit of the Collection Account from time to time.

          All bank statements in respect to the Collection Account shall be sent to the Borrowers with copies to:

          Paine Webber Real Estate Securities Inc.
          1285 Avenue of the Americas
          New York, New York 10019

                           [SIGNATURE PAGE FOLLOWS]

          Please acknowledge your agreement to the terms of the foregoing by signing in the space provided below on three copies hereof sent herewith, and returning a one such signed copy to the undersigned and two such signed copies to the Lender.

                                        Very truly yours,

                                        NEW CENTURY MORTGAGE CORPORATION
                                          as Borrower


                                        By______________________________________
                                          Name:
                                          Title:


                                        NC CAPITAL CORPORATION
                                          as Borrower


                                        By______________________________________
                                          Name:
                                          Title:

                      [Signatures Continue on Next Page]

Agreed and Acknowledged:

PAINE WEBBER REAL ESTATE SECURITIES INC.


By_________________________
  Name:
  Title:

[SERVICER]
     as Servicer


By_________________________
  Name:
  Title:

[BANK]
     as Bank


By_________________________
  Name:
  Title:

                                                                       EXHIBIT G
                                                                       ---------

                            FORM OF SERVICER NOTICE

__________ __, 199__


[SERVICER], as Servicer
[ADDRESS]

Attention: ___________

          Re: Master Loan and Security Agreement, dated as of ________________ (the "Loan and Security Agreement"), by and between New Century
                     ---------------------------
               Mortgage Corporation, NC Capital Corporation (the "Borrowers")
                                                                  ---------
               and Paine Webber Real Estate Securities Inc.  (the "Lender")
                                                                   ------

Ladies and Gentlemen:

          [SERVICER] (the "Servicer") is servicing certain mortgage loans for
                           --------
the Borrowers pursuant to certain Servicing Agreements between the Servicer and the Borrowers. Pursuant to the Loan Agreement between the Lender and the Borrowers, the Servicer is hereby notified that the Borrowers have pledged to the Lender certain mortgage loans which are serviced by Servicer which are subject to a security interest in favor of the Lender.

          Upon receipt of a Notice of Event of Default from the Lender in which the Lender shall identify the mortgage loans which are then pledged to Lender under the Loan Agreement (the "Eligible Mortgage Loans"), the Servicer shall
                               -----------------------
segregate all amounts collected on account of such Eligible Mortgage Loans, hold them in trust for the sole and exclusive benefit of the Lender, and remit such collections in accordance with the Lender's written instructions. Following such Notice of Event of Default, Servicer shall follow the instructions of Lender with respect to the Eligible Mortgage Loans, and shall deliver to Lender any information with respect to the Eligible Mortgage Loans reasonably requested by Lender.

          Notwithstanding any contrary information which may be delivered to the Servicer by the Borrowers, the Servicer may conclusively rely on any information or Notice of Event of Default delivered by the Lender, and the Borrowers, jointly and severally, shall indemnify and hold the Servicer harmless for any and all claims asserted against it for any actions taken in good faith by the Servicer in connection with the delivery of such information or Notice of Event of Default.

          Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to the Lender promptly upon receipt. Any notices to the Lender should be delivered to the following address: ________________________; Attention: ________________________, with a copy to ______________________; Telephone: _______________; Facsimile:
_______________.

                                        Very truly yours,

                                        NEW CENTURY MORTGAGE CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        NC CAPITAL CORPORATION


                                        By _____________________________________
                                           Name:
                                           Title:

ACKNOWLEDGED:

_____________________________, as Servicer

By:_____________
   Name:
   Title:
   Telephone:
   Facsimile:

                                                                       EXHIBIT H
                                                                       ---------

                          FORM OF INSTRUCTION LETTER

__________ __, 1999
____________________, as Trustee
____________________
____________________

Attention: _______________

          Re: Master Loan and Security Agreement, dated as of _______________ (the "Loan and Security Agreement"), by and between New Century
                     ---------------------------
               Mortgage Corporation, NC Capital Corporation, (the "Borrowers")
                                                                   ---------
               and Paine Webber Real Estate Securities Inc. (the "Lender")
                                                                  ------

Ladies and Gentlemen:

          Pursuant to the Master Loan and Security Agreement, dated as of __________ (the "Loan and Security Agreement"), between the Lender and the
                 ---------------------------
Borrowers, you are hereby notified that: (i) the Borrowers have pledged to the Lender the asset described on Schedule 1 hereto (the "Security"), (ii) the
                              ----------              --------
Security is subject to a security interest in favor of the Lender, (iii) unless notified by the Lender in writing, any payments or distributions made with respect to the [Borrowers'] interest in each Security should be remitted by the Trustee (or other paying agent) directly to the Lender in accordance with the following wire instructions:

Account No.:_______________
ABA No.:___________________
Reference:_________________

          Please acknowledge receipt of this instruction letter and confirm that the Security is registered in the name of [__________] and you are aware of Paine Webber Real Estate Securities Inc.'s interest in the Security as Lender under the Loan Agreement and your agreement to the terms hereof by signing in the signature block below and forwarding an executed copy to the Lender promptly upon receipt. Any notices to the Lender should be delivered to the following address: ________________________________________; Attention:
_________________________, with a copy to ______________________; Telephone:
(___) ___________; Facsimile: (___) ___________________.

                                        Very truly yours,


                                        NEW CENTURY MORTGAGE CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        NC CAPITAL CORPORATION


                                        By _____________________________________
                                           Name:
                                           Title:

ACKNOWLEDGED:


________________________________, not in its individual capacity, but as Trustee for ________________

By:______________________
   Name:
   Title:
   Telephone:
   Facsimile:

                                                                       EXHIBIT I
                                                                       ---------

                             FORM OF MORTGAGE NOTE

                                                                       EXHIBIT J
                                                                       ---------

                            UNDERWRITING GUIDELINES

                                                                       EXHIBIT K
                                                                       ---------

                        FORM OF CONTRIBUTION AGREEMENT
                        ------------------------------

          THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of
                                             ---------
the 20th day of July, 1999, by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation ("New Century"), NC CAPITAL CORPORATION a California
                         -----------
corporation ("NCCC"), each of which has a mailing address at 18400 Von Karman,
              ----
Suite 1000, Irvine, California 92612, (NCCC together with New Century, the "Borrowers"), and PAINE WEBBER REAL ESTATE SECURITIES INC. ("Lender"), a
 ---------                                                   ------
Delaware corporation, having an office at 1285 Avenue of the Americas, New York, New York 10019.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, concurrently herewith, the Borrowers have entered into a Master Loan and Security Agreement (the "Loan Agreement") with Paine Webber Real
                                         --------------
Estate Securities Inc. (the "Lender"), pursuant to which the Lender shall
                             ------
consider on an uncommitted basis making Loans to the Borrowers, collectively, in an aggregate principal sum of up to $300 million (the "Loans") , which Loans are
                                                       -----
evidenced by a promissory note made by the Borrowers to the Lender (the "Note")
                                                                         ----
in the amount of the Loans and secured by certain collateral (the "Collateral")
                                                                   ----------
pledged by the Borrowers in favor of the Lender;

          WHEREAS, each Borrower is jointly and severally liable under the Note for payment of the full amount of the Note;

          WHEREAS, each of the Borrowers will receive substantial benefits by reason of the Loan; and

          WHEREAS, the Borrowers are desirous of providing for certain rights of contribution and subrogation as more particularly hereinafter provided.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers agree as follows:

          (a) In the event of (a) any payment by any one or more of the Borrowers of any amount in excess of the principal amount borrowed by such Borrower under the Loan Agreement (each such amount, as the same may be amortized pursuant to the Note, an "Allocable Principal Balance") together with
                                    ---------------------------
interest thereon and any other amounts payable with respect thereto, (b) the foreclosure of, or the delivery of deeds in lieu of foreclosure relating to, any of the Collateral owned by one or more of the Borrowers, each Borrower (the "Overpaying Borrower") whose Collateral or assets have been utilized to satisfy
 -------------------
obligations under the Loan or otherwise for the benefit of one or more other Borrowers shall be entitled, after payment in full of the Note and the satisfaction of all the Borrowers other obligations to Lender, to contribution from each of the benefited Borrowers, for the amounts so paid, advanced or benefited, up to such benefited Borrower's then current Allocable Principal Balance. Any such contribution payments shall be made within ten (10) days after demand therefor.

          (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (c) This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

          (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

          (e) Any notices required to be given under this Agreement shall be given in the manner provided in the Loan Agreement. All capitalized terms, unless otherwise defined herein, have the same meanings as defined in the Loan Agreement.

          (f) This Agreement may not be modified, amended or terminated except by a written agreement executed by all of the parties hereto.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                        PAINE WEBBER REAL ESTATE
                                          SECURITIES INC.


                                        By:____________________________________
                                           Name:
                                           Title:


                                        NEW CENTURY MORTGAGE CORPORATION


                                        By:____________________________________
                                           Name:
                                           Title:


                                        NC CAPITAL CORPORATION


                                        By:____________________________________
                                           Name:
                                           Title: